                                                                EXHIBIT 10.5

                  Massachusetts Mutual Life Insurance Company

                             NON-STANDARD (S)401(k)

                  Internal Revenue Service Serial No. D356563a

                       PROTOTYPE PLAN AND TRUST AGREEMENT

The undersigned Employer hereby adopts the Massachusetts Mutual Life Insurance Company Prototype Defined Contribution Plan and Trust Agreement, herein called the Plan, in order to establish a (S)401(k) Plan which will provide retirement benefits for its Employees. The (S)401(k) Plan hereby established is a Non-Standard Plan according to Revenue Procedure 84-23 as modified by Revenue Procedure 89-9.

Massachusetts Mutual submitted in accordance with Revenue Procedure 89-9 the attached Adoption Agreement and related Pension Plan Document to the Internal Revenue Service and has received an Opinion Letter approving the form of plan.

It must be understood that a determination by the Internal Revenue Service as to the qualification under (S)401(a) of the Code of a plan established by a particular employer can only be made upon consideration of all facts peculiar to that employer. Consequently, the Opinion Letter which has been received, with respect to this plan, does not automatically constitute a determination as to its qualification when it is established by any individual employer. An employer who adopts this plan will be considered to have a qualified plan only if the conditions of the Opinion Letter are satisfied.

In making this form available, Massachusetts Mutual does not make any representations, either express or implied, that its provisions will necessarily fulfill all of the requirements of any particular employer.

ANY PENSION PLAN AND ITS RELATED DOCUMENTS INVOLVE SIGNIFICANT FINANCIAL, LEGAL AND TAX CONSIDERATION FOR WHICH NEITHER MASSACHUSETTS MUTUAL NOR ANY OF ITS REPRESENTATIVES CAN ASSUME RESPONSIBILITY. NO EMPLOYER SHOULD UNDERTAKE THE ESTABLISHMENT OF A PENSION PLAN WITHOUT PRIOR CONSULTATION WITH ITS OWN ATTORNEY AND HIS APPROVAL OF THE NECESSARY DOCUMENTS.

         A NON-REFUNDABLE DOCUMENT USE AND REGISTRATION FEE IS REQUIRED
                          UPON ADOPTION OF THIS PLAN.

                                      1f

                  Massachusetts Mutual Life Insurance Company

                             NON-STANDARD (S)401(k)

                       PROTOTYPE PLAN AND TRUST AGREEMENT

(A)  GENERAL PLAN AND EMPLOYER INFORMATION
     -------------------------------------

     (1) Plan Name    SPRING HILL SAVINGS BANK, FSB
                      -------------------------------

                      401(K) PROFIT SHARING PLAN
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

     (2) Trustee(s) Name(s) THOMAS F. ANGOTTI, GEORGE C. DORSCH
                            ---------------------------------------------------

                            EDWARD W. PRESKAR
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

(3)           Employer Organization                                   Elect one.

              (a)  (X)  Corporation

              (b)  ( )  S Corporation

              (c)  ( )  Sole Proprietorship

              (d)  ( )  Partnership

              (e)  ( )  Other
                             ---------------------------------------------------
                                                                         Specify

(4)           Type of Funding                                         Elect one.

              (a)  ( )  Solely through the purchase of individual
                        life insurance and/or annuity products.

              (b)  (X)  Through other funding arrangements.

                                      2f

(B)  DATES AND COMPUTATION PERIODS
     -----------------------------
     (1) New Plan

         Effective Date of Plan:                        , 19
                                ------------------------    --
                      Not earlier than the date of establishment of the adopting employer.

         First Plan Year end date:                      , 19
                                  ----------------------    --
                        The first Plan Year begins on the Effective
                        Date of the Plan.

         Subsequent Plan Years: From      to
                                    ------  ------------------
                                         Must be a twelve month period.

                                    Complete if this Adoption Agreement
                                    constitutes an amendment and
(2)      Existing Plan              restatement in its entirety of a
                                    previously established plan.

         Effective Date of this amendment:                          JULY 1, 1997
                                          --------------------------------------

         First Plan Year end date:                            SEPTEMBER 30, 1997
                                  ----------------------------------------------

                   The first Plan Year under this amendment begins on the Effective Date.

         Subsequent Plan Year:  From       JANUARY 1      to       DECEMBER 31
                                     --------------------    -------------------
                                                  Must be a twelve month period.

         Pre-existing plan name:           SPRING HILL SAVINGS BANK, FSB
                                -----------------------------------------------

                                           401(K) PROFIT SHARING PLAN
-------------------------------------------------------------------------------
                                                From the previous plan document.

         Pre-existing plan Adoption Date:                       OCTOBER 1, 1987
                                         --------------------------------------
                                                From the previous plan document.

                                      3f

(3)  Limitation Year shall mean:                                      Elect one.


     (a)  ( )  the Calendar Year.

     (b)  (X)  the 12-consecutive month period coinciding with the Plan Year.

     (c)  ( )  From               to
                   ---------------  --------------------------------------------
                                          Must be a 12-consecutive month period.

Note: If the Limitation Year is not the calendar year, the Employer shall adopt a resolution applying the elected Limitation Year to all plans maintained by the Employer.

(4)  Entry Date(s)                                                    Elect one.

     (a)  ( ) the first day of the Plan Year.

     (b)  (X) the first day of the Plan Year and six months thereafter.

     (c) ( ) the first day of the Plan Year and the first day of every third calendar month thereafter.
     (d) ( ) the first day of the Plan Year and the first day of every calendar month thereafter.

(5)  Contract Date(s)           Complete if insurance or annuity contracts are
                                 issued under the Plan.

     Initial Contract Date:         NA          , 19
                             ------------------

                         The date contracts are initially issued under the Plan.

     Subsequent Contract Date(s):
                                 -----------------------------------------------
        The month(s) and day any subsequent contracts are issued under the Plan.

(C)  ELIGIBILITY FOR PARTICIPATION
     -----------------------------

     (1) Age and Service

         (a) Attainment of age 18 .                            Not to exceed 21.
                              ----
         (b) Completion of   .5   year of service.              Not to exceed 1.
                           ------

                                      4f

(2)  Exclusions From Participation      Elect all that apply.

     (a) (X) Employees included in a unit covered by a collective bargaining agreement between the Employer and the Employee Representatives under which retirement benefits were the subject of good faith bargaining. For this purpose, the term "Employee Representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the employer.

     (b) (X) Employees who are nonresident aliens and who receive no earned income from the employer which constitutes income from sources within the United States.

     (c)  ( )
               ---------------------------------------------------------------

               ---------------------------------------------------------------

               ---------------------------------------------------------------
                                                                       Specify

(3)  Predecessor Service                                  Elect all that apply.

     Service with a predecessor Employer, including a sole proprietor or partnership, which did not maintain this Plan shall be considered service with the Employer for each purpose elected below:

     (a)  (X)  Eligibility Service

     (b)  (X)  Vesting Credit

     (c)  ( )  Limitations on Allocations

(D) COMPENSATION
    ------------------------

    (1) Compensation means all of a Participant's                     Elect one.

        (a) (X) W-2 withholding wages (Section 3401(a) wages).

        (b) ( ) W-2 withholding wages (Box 1).

        (c) ( ) (S)415 safe-harbor compensation.

(2) Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under
        (S)125, (S)402(a)(8), (S)402(h), (S)403(b), or (S)457 of the Code.

        (a) (X) shall be included in compensation.                    Elect one.

        (b) ( ) shall not be included in compensation.

                                      5f

    (3) Compensation shall not include:    Elect all that apply for
                                           non-integrated, non-top-heavy
                                           plans only.

        (a)  ( )  Bonuses

        (b)  ( )  Commissions

        (c)  ( )  Overtime

NOTE: Election of (a), (b) and/or (c) may only be made if the Compensation percentage for Highly Compensated Employees is not greater than the Compensation percentage for Non-highly Compensated Employees, as described in regulations under (S)414(s) of the Code.

    (4) Compensation shall be determined over the following applicable period:

        (a)  (X)  the Plan Year.

        (b)  ( )  the calendar year ending with or within the Plan Year.

        (c) ( ) the portion of the Plan Year during which the Employee was a Participant in the Plan.

(E) ELECTIVE DEFERRALS, MATCHING CONTRIBUTIONS AND EMPLOYER (S)401(k)
    -----------------------------------------------------------------
    CONTRIBUTIONS
    -------------

    (1) Elective Deferrals   Complete (b), (c) and (d) - complete (a) only if
        desired.

    (a) Maximum Deferrals

        (i)  ( )         % of a Participant's Compensation
                 --------
        (ii) ( ) $           Enter a specified dollar amount.
                  ---------

    (b) Commencement of Deferrals

        A Participant may elect to commence Elective Deferrals as of 1ST DAY OF
                                                                     ----------
        PLAN YEAR AND 1ST DAY OF SEVENTH MONTH OF PLAN YEAR
        ---------------------------------------------------
                                                     Enter date(s) or period(s).
    (c) Change in Deferrals

        A Participant may modify the amount of Elective Deferrals as of 1ST DAY
                                                                        -------
        OF PLAN YEAR AND 1ST DAY OF SEVENTH MONTH OF PLAN YEAR
        ------------------------------------------------------
                                                     Enter date(s) or period(s).
    (d) Deferral of Cash Bonuses

        A Participant (X) may ( ) may not base Elective Deferrals on cash bonuses that, at the Participant's election, may be contributed to the
        (S)401(k) Plan or received by the Participant in cash.

NOTE: Elections in (b), (c) or (d) shall become effective as soon as administratively feasible thereafter.

                                      6f

  (2)  Matching Contributions                                  Elect if desired.

       (a)  Amount of Matching Contributions

            The amount of such Matching or Qualified Matching Contributions made
            on behalf of each Participant shall be:           Elect (i), (ii),
                                                                 (iii), or (iv).

            (i)   ( )       % of the Elective Deferrals made for each Plan Year.
                      ------
            (ii)  ( )        % of the portion of the Elective Deferrals which
                      ------
                      does not exceed     % of the Participant's Compensation
                                     -----
                      plus     % of the portion of the Elective Deferral which
                          -----
                      exceeds     % of the Participant's Compensation, but does
                             -----
                      not exceed     % of the Participant's Compensation.
                                -----

            (iii) ( )      % of the Elective Deferrals made for each Plan Year
                      -----
                      during a Participant's first       Years of Service.
                                                   ------
                           % of the Elective Deferrals for each Plan Year
                      -----
                      thereafter.


            (iv)  ( ) An amount equal to the percentage of the Elective
                      Deferrals made for each Plan Year. Such percentage shall be established by resolution of the Board of Directors prior to the start of any Plan Year. Once established, such percentage shall remain in effect for subsequent Plan Years unless adjusted from time to time by resolution of the Board of Directors prior to the start of the Plan Year.

       (b)  ( )   Limit on Matching Contributions

                  The Employer shall not match Elective Deferrals as provided
                  above in excess of $           or in excess of           % of
                                      -----------               -----------
                  the Participant's Compensation.        Elect only if desired.

       (c)  ( )   Qualified Matching Contributions

                  Matching Contributions shall be 100% vested, subject to the withdrawal restrictions of Section 7.12, and designated as
                  Qualified Matching Contributions.      Elect only if desired.

        (d)  ( )  Service Requirement for Matching Contributions

                  No Matching Contributions shall be made for a Participant who has completed less than 2 Years of Service.

                  Elect only if desired, the vesting Schedule elected in Adoption Agreement Section (M) must be 100%.

                                      7f

(3)  Employer (S)401(k) Contribution                           Elect if desired.

     (a) The Employer shall contribute the following in addition to any contribution elected in Section (F)

         (i)     (  )   _________% of Compensation

                        Maximum Contribution : $______    Elect only if desired.

         (ii)    (  )   $________ per Participant

     (b) The Employer (S)401(k) Contribution shall apply to all Participants except:
                                                               Elect if desired.

         (i)    (  )  Highly Compensated Employees.

         (ii)   (  )  Highly Compensated Employees who are Shareholder
                      Employees.

         (iii)  (  )  Highly Compensated Employees with Compensation which exceeds $__________.


         (iv)   (  )  Highly Compensated Employees who are officers with
                      Compensation which exceeds $__________.


     (c) (  )   Qualified Non-elective Contributions

                Employer (S)401(k) Contributions shall be 100% vested, subject to the withdrawal restrictions of Section 7.12, and designated as Qualified Non-elective Contributions.

                                                          Elect only if desired.

     (d) (  )   Service Requirement for Employer (S)401(k) Contributions

                No Employer (S)401(k) Contributions shall be made for a Participant who has completed less than 2 Years of Service.

                Elect only if desired; the Vesting Schedule elected in Adoption Agreement Section (M) must be 100%.

                                       8f

(f)  EMPLOYER CONTRIBUTION FORMULA
     -----------------------------

     (1)  Contribution Formula                                        Elect one.


          (a)   (X)    A sum to be determined each Plan Year by Employer
                       Resolution.

          (b)   (  )   _______% of Net Profits in excess of $_______
                                                           Dollar Amount or N/A.

          (c)   (  )   _______% of the Compensation of all Participants
                                                              Not to exceed 15%.

          (d)   (  )   _______% of the first $________of Net Profits
                       plus_______% of Net Profits in excess thereof .

          (e)   (  )   $_________

          (f)   (  )
                       ---------------------------------------------------------

                       ---------------------------------------------------------
                                        Enter the Employer Contribution Formula.

          (g)   (  )   None

     (2)  (X)   Qualified Non-elective Contributions

                Employer Contributions shall be 100% vested, subject to the withdrawal restrictions of Section 7.12, and designated as Qualified Non-elective Contributions.
                                                          Elect only if desired.

     (3)  ( )   Service Requirement for Employer Contribution

                No Employer Contribution shall be made for a Participant who has completed less than 2 Years of Service.

                Elect only if desired; the Vesting Schedule elected in Adoption Agreement Section (M) must be 100%.

                                       9f

(G)  ALLOCATION OF EMPLOYER CONTRIBUTIONS
     ------------------------------------

     (1)  (X)  Non-integrated    Complete if a non-integrated allocation formula
                                 is desired.

               Based upon the ratio of each Participant's Compensation to the total Compensation of all Participants.

     (2)  ( )  Integrated        Complete if an integrated allocation formula is
                                 desired.

               Employer contributions and forfeitures, if applicable, shall be allocated to each Participant's Account to provide the maximum amount based on Compensation in excess of the Integration Level, to the extent legally permitted. (Section 6.2)

               Integration Level:                       Elect one.

               (a)    (  )  Taxable Wage Base

               (b)    (  )  $________       Not to exceed the Taxable Wage Base.

               (c)    (  )  _________% of the Taxable Wage Base
                                                             Not to exceed 100%.

(H)  FORFEITURES OF EMPLOYER CONTRIBUTIONS
     -------------------------------------

     (1)   Forfeitures of Employer Profit Sharing Contributions       Elect one.


           (a)   (X)    shall be allocated in the same manner as Employer
                        contributions.

           (b)   ( )    shall be used to reduce Employer contributions.

     (2)  Forfeitures of Employer Matching Contributions              Elect one.

          (a)    (X)    shall be allocated in the same manner as Employer
                        contributions.


          (b)    ( )    shall be allocated to Participants with Matching
                        Contribution Accounts on the basis of the ratio which a Participant's Compensation bears to the total
                        Compensation of all Participants with Matching
                        Contribution Accounts.

          (c)    ( )    shall be used to reduce Employer contributions.

                                      10f

(I)  PARTICIPANT DIRECTED INVESTMENTS                                 Elect one.
     --------------------------------

     (1)   (X)  shall be permitted as provided in Section 2.7.

     (2)   ( )  shall not be permitted.

(J)  CONTRIBUTIONS IN YEAR OF TERMINATION OF EMPLOYMENT
     --------------------------------------------------

     Except as necessary to satisfy coverage or participation requirements as provided in Section 6.1, Participants terminating employment after completion of 1000 Hours of Service during a Plan Year:

                                                                      Elect one.
     (1)   ( )  shall receive an Employer Contribution for the Plan Year.

     (2)   (X)  shall not receive an Employer Contribution for the Plan Year.

     NOTE: Election of option (2) may result in prohibited discrimination in favor of Highly Compensated Employees and may disqualify the Plan. See Revenue Ruling 76-250.



(K)  ROLLOVERS AND TRANSFERS
     -----------------------

     (1)   Employee Rollover Contributions                            Elect one.

           (a)  (X)  shall be permitted.

           (b)  ( )  shall not be permitted.

     (2)   Employee Trust to Trust transfers                          Elect one.

           (a)  (X)  shall be permitted.

           (b)  ( )  shall not be permitted.

     (3)   Employee Voluntary Contributions                           Elect one.

           (a)  ( )  shall be permitted.

           (b)  (X)  shall not be permitted.

                                      11f

(L)  PARTICIPANT LOANS & HARDSHIP WITHDRAWALS                         Elect one.
     ----------------------------------------

     (1)  Participant Loans

          (a)  (X)   shall be permitted as provided in Section 2.19.

          (b)  ( )   shall not be permitted.

     (2)  Hardship Withdrawals                                        Elect one.

          (a)  (X)   shall be permitted as provided in Section 7.13.

          (b)  ( )   shall not be permitted.

(M)  VESTING   Complete 1 and 2.
     -------


     (1)  ERISA Vesting Schedule                                      Elect one.

          (a)  ( )   20% after 3 Years of Service
                     40% after 4 Years of Service
                     60% after 5 Years of Service
                     80% after 6 Years of Service
                    100% after 7 Years of Service

          (b)  ( )  ___% after 1 Year of Service
                    ___% after 2 Years of Service
                    ___% after 3 Years of Service
                    ___% after 4 Tears of Service
                    100% after 5 Years of Service

          (c)  ( )    0% after 1 Year of Service
                     20% after 2 Years of Service
                     40% after 3 Years of Service               No less than 20%
                     60% after 4 Years of Service               No less than 40%
                     80% after 5 Years of Service               No less than 60%
                    100% after 6 Years of Service               No less than 80%
                    100% after 7 Years of Service

          (d)  ( )  100%   Must be elected if E(2)(d), E(3)(d) and/or F(3) are
                           elected.

                                      12f

 (2)   Top-heavy Vesting Schedule                                     Elect one.

          (a)  (X)    0% after 1 Year of Service
                     20% after 2 Years of Service            No less than 20%
                     40% after 3 Years of Service            No less than 40%
                     60% after 4 Years of Service            No less than 60%
                     80% after 5 Years of Service            No less than 80%
                    100% after 6 Years of Service

          (b)  ( )  ___% after 1 Year of Service
                    ___% after 2 Years of Service
                    100% after 3 Years of Service

          (c)  ( )  100%         Must be elected if E(2)(d), E(3)(d) and/or F(3)
                                 are elected.

(N)  VESTING EXCLUSIONS                                    Elect all that apply.
     ------------------

     (1)  (X)  Years of Service before Age 18.

     (2) ( ) Years of Service with an Employer during any period for which the Employer did not maintain the Plan or a predecessor plan.

     (3) ( ) Years of Service during any Year for which the Plan required an Employee contribution and the Employee declined the make the entire contribution to the Plan.


(O)  NORMAL RETIREMENT AGE OF A PARTICIPANT                           Elect one.
     --------------------------------------

     (1)  ( )  His ____ birthday.

     (2) ( ) The earlier of his 65th birthday and the first day of the Plan Year within 6 months of his 65th birthday.

     (3) (X) The later of his 65th birthday (not to exceed 65th) and the 5th anniversary of his participation. Not to exceed 5th but in no
               event later than his 65th birthday      Complete only if desired.

     (4)  ( )  the later of:

          (a) the earlier of his 65th birthday and the first day of the Plan Year within 6 months of his 65th birthday; and

          (b)  the ___ anniversary of his participation       Not to exceed 5th.

               but in no event later than his ___ birthday    Complete only if
                                                              desired.


     NOTE: if options (3) or (4) are elected, see Section 1.25 of the Plan for a special transition rule.

                                      13f

(P)  EARLY RETIREMENT                                                Elect one.
     ----------------

     (1)   ( )   Permitted upon the completion of the following requirements:

                 Attainment of Age ___ and the completion of ___ Years of Service

     (2)   (X)   Not permitted

(Q)  LUMP SUM DISTRIBUTION OF BENEFITS
     ---------------------------------

     A Participant who terminates employment, requests a distribution, and
     obtains spousal consent:                                        Elect one.

     (1)   (X)   will be permitted a lump sum distribution.

     (2)   ( )   will not be permitted a lump sum distribution.

     NOTE: If this Adoption Agreement amends an existing Plan which allows lump sum distributions and option (2) is elected, Participants who have accrued benefits as of the later of the adoption or the effective date of the amendment must be permitted at termination to withdraw benefits accrued to such date as a lump sum.

(R)  (S)415 LIMITATIONS ON MULTIPLE PLANS
     ------------------------------------

     (1) Complete if the Employer maintains another qualified defined contribution plan which is not a master or prototype plan, in which any Participant in this Plan is a Participant or could become a
           Participant.                                              Elect one.

           (a)   (X)   The provisions of Section 8.2 will apply as if the other
                       plan were a master or prototype plan.

           (b)   ( )   The plans will limit total annual additions to the
                       maximum permissible amount and will properly reduce any excess amounts in the manner that precludes Employer discretion described below:

           --------------------------------------------------------------------

           --------------------------------------------------------------------

           --------------------------------------------------------------------

                                      14f

     (2)   Complete if a participant is or has ever been a Participant in a
           defined benefit plan maintained by the Employer.           Elect one.

           (a)   (X)   Annual Additions to the Defined Contribution Plan(s)
                       shall be limited as provided in Section 8.4 if the sum of the Participant's Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction exceeds 1.0.

           (b)   ( )   The plans will limit total annual additions to the
                       maximum permissible amount and will properly reduce any excess amounts in the manner that precludes Employer discretion described below:

           --------------------------------------------------------------------

           --------------------------------------------------------------------

           --------------------------------------------------------------------

(S)  MINIMUM CONTRIBUTIONS FOR TOP-HEAVY PLANS ((S)416)
     --------------------------------------------------

     Complete if the Employer maintains one or more other plans that cover any Employees covered by this plan.

     (1)   ( )   A Participant shall receive a minimum contribution under this
                 Plan equal to 5% of compensation if the Participant also participates in a defined benefit plan.

     (2)   (X)   A Participant shall receive a minimum contribution under this plan equal to 3% of Compensation if the Participant also participates in another defined contribution plan but does not participate in any defined benefit plan.

     (3)   ( )   A Participant shall receive a minimum benefit or contribution under the following plan rather than a minimum contribution under this plan:

                 --------------------------------------------------------------
                                               Enter the name of the other Plan.

NOTE: Both (1) and (2) may be elected if the Employer maintains both a defined contribution and defined benefit plan in addition to this Plan.

                                      15f

(T)  ADDITIONAL CONTRIBUTIONS FOR TOP-HEAVY PLANS ((S)416(h))
     --------------------------------------------------------

     If the sum of any Participant's Defined Benefit and Defined Contribution Plan Fractions, modified as required in any year that the Plan is top-heavy, exceeds 1.0, then the following benefits or contributions may be provided to restore to 1.25 the dollar limit factor in the denominators of those fractions. These amounts are in addition to the minimum benefits or contribution provided by Plan Section 9.3 and Adoption Agreement Section
     (S).

     (1)   (X)   No additional benefits shall be provided and the dollar limit factor shall remain at 1.0.

     (2)   ( )   If Section (S)(1) of this Adoption Agreement is elected, an additional benefit equal to 1% of Compensation shall be provided to all Participants who participate in this Plan only and an additional benefit equal to 2 1/2% of Compensation shall be provided to all Participants who participate in this Plan and a defined benefit plan maintained by the Employer.

     (3)   ( )   If the Employer maintains a defined benefit plan in addition to this Plan and if (S) (3) of this Adoption Agreement is elected, an additional benefit equal to 1% of Compensation shall be provided to each Participant who participates in this Plan only.

NOTE: This Section (T) does not apply if the Plan is super top-heavy as defined in Section 8.4(b) of the Plan.

                                      16f

THIS ADOPTION AGREEMENT MAY BE USED ONLY IN CONJUNCTION WITH BASIC PLAN DOCUMENT #02. FAILURE TO PROPERLY FILL OUT THE ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF THE PLAN.

IF THE EMPLOYER FAILS TO RETAIN QUALIFICATION OF HIS PLAN, HE MAY NO LONGER PARTICIPATE UNDER THIS PROTOTYPE PLAN.

THE ADOPTING EMPLOYER MAY NOT RELY ON AN OPINION LETTER ISSUED BY THE NATIONAL OFFICE OF THE INTERNAL REVENUE SERVICE TO MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY AS EVIDENCE THAT THE PLAN IS QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE. IN ORDER TO OBTAIN RELIANCE WITH RESPECT TO PLAN QUALIFICATION, THE EMPLOYER MUST APPLY TO THE APPROPRIATE KEY DISTRICT OFFICE FOR A DETERMINATION LETTER.

THE UNDERSIGNED HAS CONSULTED LEGAL AND TAX COUNSEL TO THE EXTENT CONSIDERED NECESSARY.

Signed this __________ day of ___________________, 19___.

Witness:                               Employer*:
         -----------------------------            -----------------------------

Witness:                               Employer*:
         -----------------------------            -----------------------------

Witness:                               Trustee*:
         -----------------------------           ------------------------------

Witness:                               Trustee*:
         -----------------------------           ------------------------------

Witness:                               Trustee*:
         -----------------------------           ------------------------------

                                             * Please type name under signature

THIS DOCUMENT IS VALID ONLY WITH ATTACHMENT OF THE PROPER INTERNAL REVENUE SERVICE OPINION LETTER.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY AGREES TO INFORM REGISTERED PROTOTYPE ADOPTERS OF ANY AMENDMENTS MADE TO THE PLAN OR OF THE DISCONTINUANCE OR ABANDONMENT OF THE PLAN. INQUIRIES BY THE ADOPTING EMPLOYER SHOULD BE DIRECTED TO:

                    QUALIFIED PLANS
                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                    1295 STATE STREET
                    SPRINGFIELD, MASSACHUSETTS 01111-0001
                    TELEPHONE: (413) 788-8411

                                      17f

                   MASSACHUSETTS PROTOTYPE REGISTRATION FORM

This form must be completed for each adopter of the MassMutual Prototype Plan. Payment of the nonrefundable document use and registration fee of $150 is required. Notices and/or amendments will be sent to the contact chosen below.



Plan Name:  SPRING HILL SAVINGS BANK, FSB 401(K) PROFIT SHARING PLAN
           --------------------------------------------------------------------

Trustee or Plan Administrator Name:  SPRING HILL SAVINGS BANK, FSB
                                    -------------------------------------------

Address: 112 FEDERAL STREET
         ----------------------------------------------------------------------
         PITTSBURGH, PA 15212
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------


Agent's Name: ROBERT L. MOORE
              -----------------------------------------------------------------

Agency: PITTSBURGH / 075
        -----------------------------------------------------------------------

Plan PT# if available:
                       --------------------------------------------------------


Send Amendments to   [ X ] Trustee    [   ] Agent    [ X ] Other (Specify)

                                                   Philip E. Miller, Sr. V.P.
                                                   ----------------------------
                                                   L.R. Webber Assoc. Inc.
                                                   ----------------------------
                                                   P.O. Box 593
                                                   ----------------------------
                                                   Hollidaysburg, PA 16648
                                                   ----------------------------

Signed:                                           Date:
       ----------------------------------------        ------------------------
       (trustee or plan administrator)

            Send this form and your check payable to MassMutual to:

                  Massachusetts Mutual Life Insurance Company
                         Treasurer's Department - E078
                               1295 State Street
                             Springfield, MA 01111

--------------------------------------------------------------------------------
Home Office Use Only                                                        NSK

Date Received:               Check #                Site License #
              --------------        --------------                --------------
--------------------------------------------------------------------------------

                                      18f

This prototype document contains model amendments described in Revenue Procedures 93-47 and 94-13. These amendments consist of language required for the compensation limitation of $150,000 and for a participant to waive the 30 day period prior to receiving a profit sharing plan distribution.

This document also includes plan amendments compiled from Revenue Procedures 92-41 and 93-12. These amendments affect the "FICA" definition of compensation, liberalize 401(k) and (m) testing and add direct rollover language. The plan amendments can be found in Articles XVIII and XIX.

Document provisions which have been altered by these amendments (See Articles I and VII) are identified by an asterisk (*) in the left margin.

                           MASSACHUSETTS MUTUAL LIFE
                               INSURANCE COMPANY
                         PROTOTYPE DEFINED CONTRIBUTION
                            PLAN AND TRUST AGREEMENT





(C) Copyright 1986, 1991, 1993 by Massachusetts Mutual Life Insurance Company. All Rights Reserved. No reproduction of provisions in this document are permitted without the express written consent of Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111.



SP-LI-7.13
BASIC PLAN DOCUMENT #02
10/01/94

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
            PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT

            ARTICLE I      DEFINITIONS

            ARTICLE II     ADMINISTRATION

            ARTICLE III    ELIGIBILITY AND PARTICIPATION

            ARTICLE IV     RETIREMENT BENEFITS

            ARTICLE V      DISTRIBUTION REQUIREMENTS

            ARTICLE VI     CONTRIBUTIONS

            ARTICLE VII    ADDITIONAL RULES FOR (S)401(K) PLANS

            ARTICLE VIII   LIMITATIONS ON ALLOCATIONS

            ARTICLE IX     ADDITIONAL REQUIREMENTS FOR TOP-HEAVY PLANS

            ARTICLE X      JOINT AND SURVIVOR ANNUITY REQUIREMENTS

            ARTICLE XI     TERMINATION OF EMPLOYMENT - PARTICIPATION AND VESTING

            ARTICLE XII    DEATH BENEFITS

            ARTICLE XIII   CONTRACTS

            ARTICLE XIV    INSURANCE COMPANIES

            ARTICLE XV     RIGHT TO AMEND

            ARTICLE XVI    TERMINATION, MERGER, CONSOLIDATION AND ASSET TRANSFER

            ARTICLE XVII   MISCELLANEOUS

            ARTICLE XVIII  PLAN AMENDMENT I

            ARTICLE XIX    PLAN AMENDMENT II

            ARTICLE XX     PLAN AMENDMENT III

            ARTICLE XXI    PLAN AMENDMENT IV

                              INDEX OF PROVISIONS

                                                                PAGE
Introductory Paragraphs                                          1

     Prototype Document
     Purpose of Plan and Trust


ARTICLE I.     DEFINITIONS                                       1

     1.1       Administrator
     1.2       Adoption Agreement
     1.3       Age
     1.4       Beneficiary
     1.5       Break in Service
     1.6       Code
     1.7       Compensation
     1.8       Contract
     1.9       Covered Compensation
     1.10      Date of Employment
     1.11      Determination Date
     1.12      Effective Date
     1.13      Employee
     1.14      Employee Mandatory Contribution
     1.15      Employee Voluntary Contribution
     1.16      Employer
     1.17      Entry Date
     1.18      Highly Compensated Employee
     1.19      Hour of Service
     1.20      Insurer
     1.21      Integration Level
     1.22      Investment Fund
     1.23      Joint and Survivor Annuity
     1.24      Net Profits
     1.25      Normal Retirement Age
     1.26      Participant
     1.27      Participant's Account
     1.28      Plan, Trust, Plan and Trust
     1.29      Plan Year
     1.30      Qualified Early Retirement Age
     1.31      Segregated Account
     1.32      Taxable Wage Base
     1.33      Trustee
     1.34      Valuation Date
     1.35      Year of Participation
     1.36      Year of Service


                                                                      PAGE
ARTICLE II.    ADMINISTRATION                                          11

     2.1       Appointment of Trustee(s) and Administrator
     2.2       Allocation of Responsibilities
     2.3       Receipt of Contributions
     2.4       Administrative Costs
     2.5       Trustee's Powers and Duties
     2.6       Investment of Trust Assets
     2.7       Participant Directed Investment
     2.8       Prudent Man Rule
     2.9       Valuation of Participant's Account
     2.10      Valuation of Segregated Account(s)
     2.11      Employee-Provided Participant's Account
     2.12      Employer-Provided Participant's Account
     2.13      Account Balance
     2.14      Administrator's Power and Duties
     2.15      Claims for Benefits - Appeals
     2.16      Participant Data
     2.17      Employer Census Report
     2.18      Service of Legal Process
     2.19      Participant Loans

ARTICLE III.   ELIGIBILITY AND PARTICIPATION                           20

     3.1       Eligibility
     3.2       Notification of Eligible Employees
     3.3       Submission of Employee Forms
     3.4       Conditions of Continued Participation
     3.5       Eligibility Computation Period
     3.6       Breaks in Service - Return to Service
     3.7       Service with Predecessor Employer

ARTICLE IV.    RETIREMENT BENEFITS                                     22

     4.1       Normal Retirement Benefits
     4.2       Employment Beyond Normal Retirement
     4.3       Early Retirement Benefits
     4.4       Disability Benefits
     4.6       Commencement of Benefits

ARTICLE V.     DISTRIBUTION REQUIREMENTS                               24

     5.1       General
     5.2       Limits on Distribution Periods
     5.3       Determination of Amount to be Distributed Each Year
     5.4       Annuity Distribution
     5.5       Definitions


                                                                      PAGE
     5.6       Distribution Beginning Before Death
     5.7       Distribution Beginning After Death
     5.8       Death of Surviving Spouse
     5.9       Payments to Child
     5.10      Distribution Date
     5.11      Transitional Rule for (S)242(b) Tefra Election

ARTICLE VI.    CONTRIBUTIONS                                           31

     6.1       Money Purchase
     6.2       Profit Sharing or (S)401(k)
     6.3       Employee Voluntary Contributions
     6.4       Rollover Contributions
     6.5       Trust to Trust Transfers
     6.6       If Employer is Successor to Unincorporated Business

ARTICLE VII.   ADDITIONAL RULES FOR (S)401(k) PLANS                    37

     7.1       Elective Deferrals
     7.2       Elective Deferrals-Contribution Limitation
     7.3       Elective Deferrals-Distribution of Excess
     7.4       Elective Deferrals-Actual Deferral Percentage Test
     7.5       Distribution of Excess Contributions
     7.6       Matching Contributions
     7.7       Qualified Matching Contributions
     7.8       Limitations on Employee Contributions and Matching
               Contributions
     7.9       Distribution of Excess Aggregate Contributions
     7.10      Qualified Non-elective Contributions
     7.11      Nonforfeitability and Vesting
     7.12      Distribution Requirements
     7.13      Hardship

ARTICLE VIII.  LIMITATIONS ON ALLOCATIONS                              48

     8.1       Single Plan
     8.2       Two or More Master or Prototype Defined Contribution
               Plans
     8.3       Coverage under Non-Prototype Defined Contribution Plan
     8.4       Coverage under Defined Benefit Plan
     8.5       Definitions

ARTICLE IX.    ADDITIONAL REQUIREMENTS FOR TOP-HEAVY PLANS             57

     9.1       Generally
     9.2       Top-Heavy Definitions
     9.3       Minimum Contribution or Allocation
     9.4       Minimum Vesting

                                                                      PAGE
ARTICLE X. JOINT AND SURVIVOR ANNUITY REQUIREMENTS                     61

     10.1      General
     10.2      Qualified Joint and Survivor Annuity
     10.3      Qualified Preretirement Survivor Annuity
     10.4      Definitions
     10.5      Notice Requirements
     10.6      Transitional Rules
     10.7      Distributions Without Spousal Consent

ARTICLE XI.    TERMINATION OF EMPLOYMENT - PARTICIPATION               66
               AND VESTING

     11.1      Notice of Termination
     11.2      Vesting - Employee-Provided Participant's Account and
               Segregated Account
     11.3      Vesting - Employer-Provided Participant's Account
     11.4      Vesting - Years of Service, Break in Service
     11.5      Benefits of an Ineligible Participant
     11.6      Distribution of Benefits
     11.7      Notice to Participant
     11.8      Vested Deferred Benefits
     11.9      Repayment/Restoration of Forfeiture
     11.10     Application of Forfeiture

ARTICLE XII.   DEATH BENEFITS                                          70

     12.1      Death Prior to Distribution or Commencement of Benefits
     12.2      Beneficiary Designation
     12.3      Death Prior to Date Contract is in Force
     12.4      Death After Commencement of Retirement Benefits

ARTICLE XIII.  CONTRACTS                                               71

     13.1      Purchase of Contracts
     13.2      Family Coverage
     13.3      Transfer of Contracts Into Plan
     13.4      Forms of Contracts
     13.5      Trustee as Owner
     13.6      Voting Rights of Variable Contracts
     13.7      Dividends
     13.8      Policy Loans
     13.9      Contract Riders
     13.10     Waiver of Premium and Accidental Death Benefit Riders
     13.11     Annuity Contracts Nontransferable
     13.12     Disposition of Contract
     13.13     Plan Controls
     13.14     Change in Amount of Insurance

                                                                      PAGE
ARTICLE XIV.    INSURANCE COMPANIES                                    75

     14.1       Insurer Not a Party to This Agreement
     14.2       Reliance on Action of Trustees
     14.3       Trustee's Signature
     14.4       Payment to Trustees or Beneficiaries

ARTICLE XV.     RIGHT TO AMEND                                         75

     15.1       Amendment by Massachusetts Mutual
     15.2       Amendment of Elections By Employer
     15.3       Other Amendments by Employer
     15.4       Restriction on Amendment

ARTICLE XVI.    TERMINATION, MERGER, CONSOLIDATION AND                 77
                ASSET TRANSFER

     16.1       Termination of Plan
     16.2       Full Vesting Upon Termination
     16.3       Merger, Consolidation, or Transfer of Plan Assets

ARTICLE XVII.   MISCELLANEOUS                                          78

     17.1       If Plan Benefits Owner-employee
     17.2       Inalienability of Benefits
     17.3       Permanency of Plan and Trust
     17.4       Counterparts
     17.5       Not an Employment Contract
     17.6       State Law
     17.7       Word Usage
     17.8       Interpretation of Plan and Trust
     17.9       Missing Beneficiaries
     17.10      Return of Employer Contribution
     17.11      Employer Contributions Conditional Upon Qualification
     17.12      Headings

ARTICLE XVIII.  PLAN AMENDMENT I                                       81

     18.1       Purpose
     18.2       Compensation (W-2)
     18.3       Elective Deferrals
     18.4       Hardship
     18.5       Elective Deferrals - Distribution of Excess
     18.6       Elective Deferrals - Actual Deferral Percentage Test
     18.7       Distribution of Excess Contributions
     18.8       Limitations on Employee Contributions and
                Matching Contributions

                                                                      Page
     18.9      Distribution of Excess Aggregate Contributions

ARTICLE XIX.   PLAN AMENDMENT II                                       85

     19.1      Purpose
     19.2      Employee's Right to Elect Direct Rollover
     19.3      Eligible Rollover Distribution
     19.4      Eligible Rollover Plan
     19.5      Distributee

ARTICLE XX.    PLAN AMENDMENT III                                      86

     20.1      Purpose
     20.2      $150,000 Compensation Limit

ARTICLE XXI.   PLAN AMENDMENT IV                                       87

     21.1      Purpose
     21.2      Waiver of 30 Day Notice

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
            PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT
                     To Accompany Adoption Agreements With
       Numbers D256562a, D256560a, D256564a, D356561a, D356559a. D356563a

                               PROTOTYPE DOCUMENT

Massachusetts Mutual Life Insurance Company of Springfield, Massachusetts has prepared this Plan for the purpose of providing retirement benefits for eligible Employees of any Employer which adopts this Plan. Any Employer may participate in this Plan, provided that he executes an agreement, hereinafter referred to as the Adoption Agreement, agrees to notify Massachusetts Mutual of its adoption and remits the appropriate document use and registration fee. This document is intended to operate as a basic plan document, as that term is defined in Revenue Procedure 84-23. It may be used by an Employer in conjunction with an appropriate Adoption Agreement to establish any one of the following types of defined contribution plans: (1) Money Purchase Plan; (2) Profit Sharing Plan; or (3) (S)401(k) plan.

                           PURPOSE OF PLAN AND TRUST

The Employer establishes this Plan to provide funds for its Employees' retirement and to provide funds for their Beneficiaries in event of death. The benefits provided in this Plan shall be paid from a Trust established by the Employer. The Plan and the Trust forming a part hereof are established and shall be maintained for the exclusive benefit of Employees and their Beneficiaries. Except as provided in Article XVII of the Plan, no part of the Trust funds shall revert to the Employer, or be diverted to purposes other than the exclusive benefit of Employees or their Beneficiaries.

                                   ARTICLE I

                                  DEFINITIONS

1.1 "Administrator" means the person appointed pursuant to Section 2.1. If no person is appointed, "Administrator" shall mean the Employer which adopts this Plan.

1.2 "Adoption Agreement" means the agreement executed by the Employer and Trustee named therein, a copy of which is attached and made a part hereof.

1.3 "Age" means rated Age as determined for insurance purposes, except with respect to Section 4.5 of the Plan and Sections (O) and (P) of the Adoption Agreement, where it shall mean chronological Age.

1.4 "Beneficiary" means a person designated by a Participant, or by the terms of the Plan, and who is or may become entitled to a benefit thereunder.

1.5 "Break in Service" means any 12-consecutive month period during which the Participant is not credited with more than 500 Hours of Service with the Employer. The applicable 12-consecutive month period for eligibility and participation purposes can be found in Article III, and for vesting purposes in Article XI.

1.6   "Code" means the Internal Revenue Code of 1986, as amended.

1.7   "Compensation" means the definition as elected by the Employer in Section
      (D) of the Adoption Agreement. Compensation shall mean all of a
      Participant's:

      (1) Section 3121 wages. Wages as defined in (S)3121(a), for purposes of calculating social security taxes, but determined without regard to the wage base limitation in (S)3121(a)(1), the limitations on the exclusions from wages in (S)3121(a)(5)(C) and (D) for elective contributions and payments by reason of salary reduction agreements, the special rules in (S)3121(v), any rules that limit covered employment based on the type or location of an Employee's Employer, and any rules that limit the remuneration included in wages based on familial relationship or based on the nature or location of the employment or the services performed (such as the exceptions to the definition of employment in (S)3121(b)(1) through (20)).

      (2) (S)3401(a) wages. Wages as defined in (S)3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in (S)3401(a)(2)).

      (3) (S)415 safe-harbor compensation, as defined in Section 8.5(b) of the Plan.

      Compensation shall include only that compensation which is actually paid to the Participant during the applicable period. Except as provided elsewhere in this Plan, the applicable period shall be the period elected by the Employer in Adoption Agreement Section (D). If the Employer makes no election, the applicable period shall be the Plan Year.

      For any self-employed individual covered under the Plan, compensation will mean earned income. Earned income means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under (S)404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the Employer by (S)164(f) of the Code for taxable years beginning after December 31, 1989.

      Notwithstanding the above, if elected by the Employer in Adoption Agreement Section (D)(2), compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under (S)125,
      (S)402(a)(8), (S)402(h) or (S)403(b) of the Code.

      For years beginning after December 31, 1988, the annual compensation of each Participant taken into account under the Plan for any year shall not exceed 5200,000, as adjusted by the Secretary at the same time and in the same manner as under (S)415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If a plan determines compensation on a period of time that contains fewer that 12 calendar months, then the annual compensation limit is an amount equal to the annual compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

      In determining the compensation of a Participant for purposes of this limitation, the rules of (S)414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.

      If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this section prior to the application of this limitation.

      If compensation for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000.

1.8 "Contract" means any life insurance policy or annuity contract issued by the Insurer on the life of a Participant for the sole purpose of supplying life insurance to the Participant and his beneficiaries.

1.9 "Covered Compensation" shall mean the average (without indexing) of the Taxable Wage Bases in effect for each calendar year in which the Participant attains (or will attain) social security retirement age. No increase in Covered Compensation shall decrease a Participant's accrued benefit under the Plan.

      In determining a Participant's Covered Compensation for a Plan Year, the Taxable Wage Base in effect for the current Plan Year and any subsequent Plan Year will be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year for which the determination is being made.

      A Participant's Covered Compensation for a Plan Year before the 35-year period ending with the last day of the calendar year in which the Participant attains social security retirement age is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year after such 35-year period is the Participant's Covered Compensation for the Plan Year during which the Participant attained social security retirement age.

1.10 "Date of Employment" means the date on which the Employee first performs an Hour of Service on behalf of the Employer.

1.11 "Determination Date" means the date as of which a determination must be made as to whether the Plan is top-heavy. For an Employer who maintains a single plan, the Determination Date for the first Plan Year shall be the last day of the Plan Year and for any other Plan Year. the last day of the preceding Plan Year.

1.12  "Effective Date" means the date elected in Adoption Agreement Section
      (B)(1) as the first day of the first Plan Year for which the Employer adopts the Plan.

1.13 "Employee" means any individual employed by the Employer or any other employer required to be aggregated under (S)414(b), (c), (m), or (o) of the Code. Any individual deemed under (S)414(n) or (o) of the Code to be a leased employee of any employer described in the previous sentence shall also be considered an employee. "Employee" shall include an individual who is a self-employed individual or an owner-employee as defined in (S)401(c) of the Code.

      The term "leased Employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with (S)414(n)(6) of the Code) on a substantially full time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the recipient Employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

      A leased Employee shall not be considered an Employee of the recipient if:

      (a)   such Employee is covered by a money purchase pension plan providing:

            (1) nonintegrated employer contribution rate of at least 10 percent of compensation, (as defined in (S)415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under (S)125, (S)402(a)(8), (S)402(h) or
                  (S)403(b) of the Code),

            (2)   immediate participation, and

            (3)   full and immediate vesting; and

      (b) leased Employees do not constitute more that 20 percent of the recipient's nonhighly compensated workforce.

      A self-employed individual means an individual who has earned income for the taxable year from the trade or business for which the plan is established; also an individual who would have had earned income but for the fact that the trade or business had no Net Profits for the taxable year.

      An owner-employee means an individual who is a sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest of the partnership.

1.14 "Employee Mandatory Contribution" means an Employee contribution which was required as a condition of participation in the Plan.

1.15 "Employee Voluntary Contribution" means a nondeductible voluntary contribution which an Employee was permitted to make or may make under a
      (S)401(k) plan, in an amount (not to exceed the limits set forth in Section 7.8) if Employee voluntary contributions are elected by the Employer in Section (K) of the Adoption Agreement.

1.16 "Employer" means any person, Employee organization, sole proprietorship, partnership or corporation adopting this Plan. All Employees of all corporations which are members of a controlled group (as defined in (S)414(b) of the Code), all Employees of all trades or businesses (whether or not incorporated) which are under common control (as defined in
      (S)414(c) of the Code) and all Employees of all members of an affiliated service group (as defined in (S)414(m) of the Code) shall be treated as employed by a single Employer.

1.17 "Entry Date" means the date(s) specified in Section (B) of the Adoption Agreement on which an Employee becomes a Participant, having satisfied the eligibility requirements of Section (C) of the Adoption Agreement.

1.18 "Highly Compensated Employee" means highly compensated active Employees and highly compensated former Employees.

      A highly compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year:

     (a) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to (S)415(d) of the Code);

     (b) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to (S)415(d) of the Code) and was member of the top-paid group for such year; or

     (c) was an officer of the Employer and received compensation during such year that is greater that 50 percent of the dollar limitation in effect under (S)415(b)(1)(A) of the Code.

     The term highly compensated employee also includes:

     (a) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year; and

     (b) Employees who are 5 percent owners at any time during the look-back year or determination year.

     If no officer has satisfied the compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated employee.

     A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

     If an employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former employee or a highly compensated employee who is one of the 10 most highly compensated employees ranked on the basis of compensation paid by the employer during such year, then the family member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated employee.

     Generally, family members include the spouse, lineal ascendants and descendants of the Employee and the spouses of such lineal ascendants or descendants. However, for purposes of (S)401(a)(17) and (S)404(1) of the Code, family member excludes lineal descendants over age 18.

     For purposes of this section, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year unless a calendar year calculation election is made in accordance with the regulations under (S)414(q) of the Code in which case the look-back year and the determination year may coincide.

     The determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made by the Plan Administrator in accordance with (S)414(q) of the Code and the regulations thereunder.

1.19 "Hour of Service" means

     (a) Each actual hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

     (b) Each Hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to (S)2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and,

     (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph
          (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

     Hours of service will be credited for employment with other members of an affiliated service group (under (S)414(m) of the Code), a controlled group of corporations (under (S)414(b) of the Code), or a group of trades or businesses under common control (under (S)414(c) of the Code), of which the adopting employer is a member and any other entity required to be aggregated with the Employer pursuant to (S)414(o) of the Code and the regulations thereunder.

     Hours of service will also be credited for any individual considered an Employee for purposes of this Plan under (S)414(n) or (S)414(o) of the Code and the regulations thereunder.

     Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (2) in all other cases, in the following computation period.

     Hours of Service include service for a predecessor Employer as provided in
     Section 3.7 and Section 11.4 of the Plan. Where the Employer does not continue the Plan of a predecessor employer, service for such predecessor employer shall be treated as service for the Employer if elected in Adoption Agreement Section (C)(3).

     Where an Employee leaves a non-temporary position with the Employer to enter the United States military service, receives an honorable discharge upon completion of military service, makes application for reemployment within 90 days of discharge (or within 90 days after hospitalization up to one year in length following the discharge) and is reemployed, the military service shall be treated as service for the Employer for participation, vesting, and benefit accrual.

1.20 "Insurer" means Massachusetts Mutual Life Insurance Company or any other legal reserve life insurance company authorized to do business.

1.21 "Integration Level" means the amount elected in Adoption Agreement Section (F).

1.22 "Investment Fund" means the Trust assets exclusive of any Contracts issued on the lives of Participants and exclusive of any Segregated Accounts.

1.23 "Joint and Survivor Annuity" means an annuity for the life of the Participant with a survivor annuity for the life of his spouse which is not less than one-half of, nor greater than, the amount of the annuity payable during the joint lives of the Participant and his spouse and which is the actuarial equivalent of the Participant's Account. The percentage of the survivor annuity shall be elected by the Participant. If no election has been made, the percentage shall be 50%. Provided, however, that if the Plan is a Standard form of plan, the percentage of the survivor annuity shall be 50%.

1.24 "Net Profits" means the net income of the Employer (or consolidated net income of an affiliated group of Employers) for the year for Federal Income tax purposes before deduction of any Federal or State Income taxes, as determined by the Employer on the basis of its books of account according to established accounting principles consistently applied to available data and certified to by the chief accounting officer of the Employer, less all gains from the sale or exchange of capital or depreciable property as defined in the Code, which are to be or have been included in the Employer's income tax return for such year. The amount of the contribution made or to be made under this Plan for such year shall not be included among expenses in determining "Net Profits". The statement of Net Profits, when determined by the Employer's accountant shall be final and binding upon all parties interested in the Plan.

1.25 "Normal Retirement Age" means the Age as elected in Section (O) of the Adoption Agreement. If, for plan years beginning before January 1, 1988, normal retirement age was determined with reference to the anniversary of the participation commencement date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of (A) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than 10) or (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

1.26 "Participant" means any Employee who has satisfied the requirements elected in Section (C) of the Adoption Agreement and who became a member of this Plan on an Entry Date.

1.27 "Participant's Account" means an individual account established and maintained for each Participant for accounting purposes by the Trustee pursuant to Article II. Included in the amount allocated to and accounted for in the Participant's Account shall be:

     (a)  the value of any Contracts on the life of the Participant;

     (b) the portion of the Employer's periodic contribution not applied to the payment of premiums of such Contracts. Income, expenses, gains and losses shall be allocated and credited or charged to each Participant's Account.

1.28 "Plan," "Trust," or "Plan and Trust" means any money purchase or profit sharing plan comprised of this basic plan document and an appropriate Adoption Agreement. The Plan may be either a Non-standard Plan or a Standard Plan depending on which Adoption

     Agreement the Employer selects. The provisions of this Plan, Trust and Adoption Agreement shall be applied separately to each adopting Employer.

1.29 "Plan Year" means the 12-consecutive month period designated by the Employer in Section (B) of the Adoption Agreement.

1.30 "Qualified Early Retirement Age" means the latest of:

     (a) the earliest date, under the Plan, on which the Participant may elect (without regard to any requirement that approval of early retirement be obtained) to receive retirement benefits (other than disability benefits);

     (b) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age; or

     (c)  the date on which the Participant begins participation.

1.31 "Segregated Account" means an account(s) which may be established and maintained for each Participant in addition to the Participant's Account to which nondeductible Employee Voluntary Contributions under Section 6.3, rollover contributions under Section 6.4 and transferred funds under Sections 6.S and 6.6 are separately invested. Any appreciation, depreciation, gain, loss or expenses with respect to each account shall be allocated to that account. A separate Segregated Account shall be established for each purpose for each Participant.

1.32 "Taxable Wage Base" means the maximum amount of earnings which may be considered wages under (S)3121(a)(1) of the Code.

1.33 "Trustee" means the Trustee(s) designated in the Adoption Agreement and any duly appointed successor Trustee(s).

1.34 "Valuation Date" means the last day of the Plan Year.

1.35 "Year of Participation" means a Plan Year during which a Participant is credited with at least 1,000 Hours of Service (501 hours for Plan Years beginning on or after January 1, 1990 if this Plan is a standardized plan). In the case of a partial Plan Year, "Year of Participation" shall mean such partial Plan Year during which a Participant is credited with at least a number of Hours of Service equal to 1,000 multiplied by a fraction, the numerator of which is the number of days in the partial Plan Year and the denominator of which is 365.

1.36 "Year of Service" means a 12-consecutive month period during which an Employee is credited with at least 1000 Hours of Service. The applicable 12-consecutive month period for eligibility and participation can be found in Article III and for vesting in Article XI.

     All Years of Service with other members of a controlled group of corporations. trades or businesses under common control, or members of an affiliated service group shall be credited for purposes of determining an Employee's eligibility to participate and his nonforfeitable percentage of his Participant's Account under the Plan. All Years of Service as a leased Employee shall be credited to the extent required by the law.

                                  ARTICLE II

                                ADMINISTRATION

2.1  APPOINTMENT OF TRUSTEE(S) AND ADMINISTRATOR.  The Employer shall have
     -------------------------------------------
     exclusive authority to appoint the Trustee(s) and to appoint a Plan Administrator. Such appointments shall be made and accepted by the appointee in writing and shall be effective upon such acceptance. Each person so appointed shall serve at the discretion of the Employer. A new incumbent shall be appointed as soon as possible in the event that an appointee is removed or resigns from his position. Any successor shall signify his acceptance by filing a written acceptance with the Employer.

     Neither Massachusetts Mutual nor its affiliates shall be appointed Trustee or Administrator by the Employer. If there is more than one Trustee all acts and decisions shall be by a vote of a majority. The signature of any one Trustee, however, shall be sufficient evidence to any party that a document or Contract is authorized by the Trustees in accordance with the terms of this Plan and Trust.

2.2  ALLOCATION OF RESPONSIBILITIES.  The Employer, the Trustee, and the
     ------------------------------
     Administrator shall have only those powers and responsibilities that are specifically given them under the Plan and Trust. If there is more than one Trustee, the Trustee(s) may allocate any of their duties hereunder among themselves by written appointment and signed acceptance. The Trustee and Administrator may appoint other persons or entities to perform any of their functions including fiduciary functions. Such appointment shall be made and accepted by the appointee in writing and shall be effective upon such acceptance. The Trustee, the Administrator and any such appointee may employ advisors and other persons necessary or convenient to help them carry out their duties including their fiduciary duties. The Trustee or Administrator shall supervise the work and review the performance of each such appointee. The Trustee or Administrator shall have the right to remove any such appointee from his position. Any person, group of persons or entity may serve in more than one fiduciary capacity.

     The Employer shall have the right to direct the Trustee as to how any of the powers set forth in Section 2.6 shall be exercised, including the right to direct the Trustee as to the investment of Trust assets or the appointment of an investment manager to the extent not prohibited by
     (S)4975 of the Code or other laws applicable to qualified pension or profit sharing plans and related trusts. The Employer shall not be liable for any loss occasioned by any party he has directed the Trustee to enter into agreement with as an investment manager if the Employer has used prudence in making the selection of such party. The Employer shall, in directing investments, or in directing the Trustee as to how to exercise any of the powers set forth in Section 2.6, be bound to follow the rule of prudence set forth in Section 2.8 as fully and to the same extent as if it were the Trustee.

     In the absence of any applicable instruction, the Trustee shall invest and reinvest Trust assets and otherwise handle and deal with these assets and exercise the powers granted to him as provided in Section 2.6, but no investment or reinvestment of such assets shall otherwise be restricted to properties and securities authorized for investment by Trustees under any present or future State law.

2.3  RECEIPT OF CONTRIBUTIONS.  The Employer shall have exclusive responsibility
     ------------------------
     to determine and make contributions required by Article VI of the Plan. The Trustee shall be under no obligation to investigate any matters pertaining to the amount of the contributions made by the Employer pursuant to Article VI and shall be under no obligation to take any affirmative action to collect from the Employer any contribution for the Plan. The Trustee may accept any certification made to him from the Employer pertaining to any contribution.

2.4  ADMINISTRATIVE COSTS.  The Employer shall reimburse the Trustee (other than
     --------------------
     a corporate Trustee) and the Administrator for any reasonable costs and expenses, including fiduciary liability insurance, incurred by them as a result of the performance of their functions and duties. The Employer may compensate the Trustee for his services hereunder, provided that no Trustee who receives full-time compensation from the Employer shall receive compensation hereunder. The Employer may indemnify and hold harmless the Trustee, the Administrator and other persons appointed to perform their functions from and against any loss resulting from any liability to which they may be subjected arising out of their official capacities in the administration of this Plan and Trust.

2.5  TRUSTEE'S POWERS AND DUTIES.  The Trustee shall have the power and duty to
     ---------------------------
     manage, control and invest the assets of the Trust in accordance with the terms of this Trust and Plan subject to the limitations contained in
     Section 2.2, 2.6, 2.7 and 2.8. The Trustee shall periodically review and, if necessary, revise the funding policy of the Plan unless an investment manager has been appointed pursuant to Section 2.2.

     The Trustee shall act upon written instructions signed by an officer of the Employer. The Trustees shall have the discretion to construe the terms and provisions of this Plan. Any construction adopted by the Trustees in good faith shall be binding upon Participants and the Plan Administrator.

2.6  INVESTMENT OF TRUST ASSETS:  Subject to the provisions of Section 2.8. the
     --------------------------
     Trustee shall have the following powers and authority with respect to the Trust assets:

     (a) to purchase Contracts issued by the Insurer or to invest in any investment fund. Combination Conversion Account or group annuity contract provided by the Insurer:

     (b) to invest in the shares of any regulated investment company or companies, including but not limited to those distributed through or by MML Investors Service, Inc.;

     (c) to invest in any interest in a limited partnership program or any other security sold, including but not limited to those sold through or by MML Investors Service, Inc.;

     (d) to invest or reinvest in any property which in his opinion is a prudent investment for the Trust as described in Section 2.8; provided that he may, to the extent he considers necessary or advisable, hold any portion of the fund in bank deposits insured by the United States Government, in cash or in such other types of investments as shall be selected by him, without liability for interest, pending investment or payment of expenses or benefits;

     (e) to retain, manage, improve, repair, operate and control any Trust assets;

     (f) to sell, convey, transfer, exchange, partition, grant options with respect to, lease for any term (even though such terms may extend beyond the duration of this Trust), mortgage, pledge or otherwise deal with or dispose of any Trust asset in such manner (including public or private sale, where applicable), for such consideration and upon such terms and conditions as the Trustee, in his discretion, shall determine;

     (g) to vote either in person or by general or limited proxy or to refrain from voting any corporate stock or other securities for any purpose;

     (h) to deposit any securities with or under the direction of any committee formed to protect said securities and participate in, consent to or carry out any reorganization, consolidation, merger, liquidation, readjustment of the financial structure, or sale of assets of any corporation or other organization, and to exercise conversion and subscription rights, and hold any property received pursuant to any such transaction as Trust assets:

     (i) if a corporation, to keep any securities or other property in the name of some other person, partnership, or corporation, as its nominee, or in its own name without disclosure in any case of its fiduciary capacity;

     (j) to pay, compromise or abandon any claim or other matter directly or indirectly affecting the Trust assets;

     (k) if a bank is serving as Trustee hereunder, to commingle part or all of the assets of the Trust in any group trust maintained by the bank as Trustee, whether now existing or hereafter created, for the collective investment of funds held under Employees' pension or profit-sharing plans or trusts which are qualified within the meaning of and exempt from tax under the Code, and the provisions of any such group trust are made a part of this Plan;

     (l) provided the Trustee is a named fiduciary, to enter into an agreement with the Insurer or any bank, trust company or other fiduciary as an investment manager (to the extent permitted by law and regulation) to hold, manage and invest the assets of the Trust, or any part, it being understood that the Trustee shall not be liable for any loss occasioned by any such investment manager selected by him, provided that the Trustee has used prudence in making the selection, and that any such investment manager shall be obligated to follow the rule of prudence set out in Section 2.8;

     (m) to employ agents of any kind, nature and description, and delegate to them such ministerial and limited discretionary duties as the Trustee sees fit; and to that end, to execute such contracts, documents, instruments or other papers as may be requested by any such agent to whom such duties have been delegated;

     (n) to execute, acknowledge, and deliver all instruments he considers necessary or proper for any of the foregoing purposes; and

     (o) to exercise any of the powers and rights of an individual owner with respect to any property held as a Trust asset and to do all other acts in his judgment necessary or desirable for the proper administration of the Trust assets although the power to do such acts is not specifically set forth herein, subject to the rules in Section 2.8.

     No person dealing with the Trustee need see to the application of any money paid or property delivered to or on the order of the Trustee or inquire into his authority to enter into any transaction.

2.7  PARTICIPANT DIRECTED INVESTMENT.  If elected in Adoption Agreement Section
     -------------------------------
     (1), the Trustees shall allow all Participants to direct the investment of all or a portion of the interest in any one or more of their individual Account Balances subject to a procedure established and applied in a uniform and nondiscriminatory manner by the Trustee. The Trustees shall select investment options in accordance with the Prudent Man Rule.

2.8  PRUDENT MAN RULE.  In making investments hereunder, the Trustee shall
     ----------------
     conduct himself faithfully in the interest of the Participants and shall exercise sound discretion. He shall discharge his duties with the care, skill, prudence and diligence under the circumstances prevailing from time to time that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims. He shall cause the investments to be diversified so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. The incidents of ownership of all Trust investments shall be within the jurisdiction of the United States. The Trustee shall make no investment prohibited by Section 406 of the Employee Retirement Income Security Act of 1974 (29 U.S.C. (S)1106), unless a statutory or administrative exemption applies.

2.9  VALUATION OF PARTICIPANT'S ACCOUNT.  The Trustee shall maintain for each
     ----------------------------------
     Participant a separate Participant's Account. As of each Valuation Date, all Plan assets held in the Trust shall be valued by the Trustee at fair market value. The Trustee shall also determine as of each Valuation Date the value of each Participant's Account. The Trustee will adjust each Participant's Account by:

     (a) crediting the Participant's allocated share of the current year's Employer contributions;

     (b) charging the contributions used for the purchase of Contracts on the life of the Participant or family members;

     (c) crediting or charging investment gains or losses allocated to the Participant from his share of the Investment Fund:

     (d) crediting any proceeds from Contracts providing life insurance for family members of the Participant; and

     (e)  charging any distributions made to the Participant for such Plan Year.

     The gain or loss from the Investment Fund in (c) above shall be allocated to each Participant's Account in the ratio that each Participant's Account as of the immediately preceding Valuation Date bears to the total of all Participant's Accounts as of such immediately preceding Valuation Date. For purposes of determining the allocation of gain or loss from the Investment Fund to each Participant's Account, the cash values of any Contracts and the values of the Segregated Accounts maintained pursuant to Article VI shall not be considered.

     If a Participant resumes employment covered by the Plan after incurring five consecutive one year Breaks in Service, an additional Participant's Account shall be established on his behalf and all Contributions on behalf of the Participant after the Break in Service shall be allocated to the post-Break in Service Participant's Account. No further contributions shall be allocated to the pre-break Participant's Account.

2.10 VALUATION OF SEGREGATED ACCOUNT(S).  The Trustee shall determine at least
     ----------------------------------
     annually the value of any Segregated Accounts established on behalf of each Participant.

2.11 EMPLOYEE-PROVIDED PARTICIPANT'S ACCOUNT.  The Participant's Account derived
     ---------------------------------------
     from Employee Mandatory Contributions is the amount which bears the same ratio to his Participant's Account as the sum of his Employee Mandatory Contributions (less withdrawals) bears to the total of the sum of his Employee Mandatory Contributions (less withdrawals), plus the sum of Employer contributions on his behalf (less withdrawals). Contributions include amounts contributed to Contracts. Withdrawals only include amounts actually distributed to Employees and do not reflect the taxable cost of any death benefits.

     The Participant's Account derived from Employee Mandatory Contributions will not be less than the lesser of the sum of Employee Contributions, or the value of the Investment Fund and Contracts, if any, attributable to Employee Mandatory Contributions.

2.12 EMPLOYER-PROVIDED PARTICIPANT'S ACCOUNT.  The Participant's Account derived
     ---------------------------------------
     from Employer contributions is his Participant's Account less his Participant's Account derived from Employee Mandatory Contributions.

2.13 ACCOUNT BALANCE.  The Account Balance of each Participant consists of his
     ---------------
     Participant's Account and any Segregated Accounts. If a Participant or Beneficiary becomes entitled to a benefit upon death, disability, retirement, or termination of employment or participation, the value of the Account Balance at the date of distribution shall be:

     (a)  the value of any Contracts at the date of distribution;

     (b) the value of Segregated Account(s), if any, at the date of distribution; and

     (c) the value as of the latest Valuation Date coincident with or prior to the date of distribution of the portion of the Participant's Account(s) derived from the Investment Fund. The Trustees may value the Participant's Account(s) more frequently as long as such valuation is provided on a consistent and non-discriminatory basis.

     The Participant's Account Balance shall be fully vested upon death, disability or retirement. Upon termination of employment or participation, the Participant shall be entitled only to the nonforfeitable portion of the Participant's Account Balance which shall be determined in accordance with
     Article XI.

2.14 ADMINISTRATOR'S POWERS AND DUTIES.  The Administrator shall be responsible
     ---------------------------------
     for the day-to-day administration of this Plan, and for the exercise of all fiduciary responsibilities provided for in the Plan that are not assigned to other parties pursuant to the terms of the Plan. The Administrator's duties shall include, but not be limited to the following:

     (a)  To construe and interpret the provisions of the Plan;

     (b) To decide all questions of eligibility for Plan participation and for the payment of benefits;

     (c) To provide appropriate parties, including government agencies, with such returns. reports, schedules, descriptions, and individual statements as are required by law within the times prescribed by law; and to furnish to the Employer, upon request, copies of any or all such materials, and further, to make copies of such instruments, reports, and descriptions as are required by law to be available for examination by Participants and their Beneficiaries who are or may be entitled to benefits under the Plan in such places and in such manner as required by law. The Administrator may charge a reasonable fee for copies;

     (d) To furnish to each Participant and each Beneficiary receiving benefits under the Plan a copy of a summary plan description and a summary of any material modifications thereof at the time and in the manner prescribed by law;

     (e) To obtain from the Employer, the Employees, the Insurer and the Trustee such information as shall be necessary for the proper administration of the Plan;

     (f) To determine the amount, manner, and time of payment of benefits hereunder;

     (g) Subject to the approval of the Employer only as to any additional expense. to appoint and retain such agents, counsel, and accountants as may be necessary for the purpose of properly administering the Plan;

     (h) To take all actions and to communicate to the Trustee in writing all necessary information to carry out the terms of the Plan and Trust
          Agreement:

     (i) To notify the Trustee in writing of the termination of the Plan or the complete discontinuance of Employer contributions;

     (j) To direct the Trustee to distribute assets of the Trust to each Participant and Beneficiary in accordance with the terms of this Plan; and

     (k) To do such other acts reasonably required to administer the Plan in accordance with its provisions, or as may be provided for or required by law.

2.15 CLAIMS FOR BENEFITS - APPEALS.  Claims for benefits may be filed with the
     -----------------------------
     Administrator. The Administrator shall make all determinations as to the right of any person to a benefit under the Plan. The Administrator shall notify the claimant of the acceptance or denial of any claim within ninety days, unless special circumstances are deemed by the Administrator to require an additional period of no more than ninety days. If an extension is necessary the Administrator shall notify the claimant in writing explaining why more time is needed and indicate a date by which the Administrator expects to render a decision. The Administrator shall provide to any Participant or Beneficiary whose claim for benefits under this Plan has been fully or partially denied a written notice setting forth the specific reasons for such denial. Such notice shall state that the Participant or Beneficiary is entitled to request a review by the Administrator of the decision denying the claim, the reasons for denial, the Plan provisions upon which the denial is based, a description and reason for needing any additional information needed to consider the claim, and an explanation of the review procedure.

     The Participant or Beneficiary or their authorized representative may, within sixty days of the denial of the claim, request a claim review by the Administrator, review pertinent documents relating to the denial, and submit issues and comments in writing to the Administrator. The Administrator must make a final decision on a claim review within sixty days. The Administrator shall give specific reasons and references to the Plan provision upon which his decision is based. The sixty-day review period may be extended for another sixty days if the Administrator finds that special circumstances require an extension of time. If, after such review, the Administrator concludes that the denial of benefits was erroneous or contrary to this Plan or to the law, the Administrator shall take such action as shall be appropriate to provide such benefit.

2.16 PARTICIPANT DATA.  Each Participant and each Beneficiary must furnish to
     ----------------
     the Administrator such evidence, data or information as the Administrator believes necessary or desirable for purposes of administering the Plan. The payment of benefits for the benefit of each Participant under this Plan is conditioned upon the Participant or Beneficiary providing complete and accurate evidence, data or information when requested. The Administrator shall advise any Participant or Beneficiary of the effect of failure to comply with his request for information.

2.17 EMPLOYER CENSUS REPORT.  The Employer shall furnish the Administrator, on
     ----------------------
     or before each Valuation Date, all census data required to administer the Plan.

2.18 SERVICE OF LEGAL PROCESS.  The Administrator is designated as the agent
     ------------------------
     authorized to receive service of legal process on behalf of the Plan, unless the Employer designates some other party in writing in the summary plan description.

2.19 PARTICIPANT LOANS.  If the Employer so elects in Section (L) of the
     -----------------
     Adoption Agreement, and upon the prior approval of the Plan Administrator, the Trustee may loan funds of the Plan to a Participant or to a Participant's Beneficiary. All such loans shall be considered investments of the Plan and may be postponed or refused if the Trustee determines that such loan would not be in the best interests of the Plan.

     If the Participant is an owner-employee, or a shareholder-employee, the Participant shall not be entitled to a Participant loan unless such Participant has applied for and received a Prohibited Transaction Exemption or is entitled to rely on a Prohibited Transaction Class Exemption. A shareholder-employee is defined as an employee or officer of an electing S Corporation who owns (or is considered as owning within the meaning of (S)318(a)(1) of the Code), on any day during the taxable year of such Corporation, more than 5% of the outstanding stock of the corporation.

     Loans must be made available to all Participants and their Beneficiaries on a reasonably equivalent basis, and may not be made available to Highly Compensated Employees (as defined in (S)414(q)) of the Code in amounts greater than the amounts made available to other Employees. The amount of the loan shall not be less than $500.

     In addition, all loans shall comply with the following conditions:

     (a) No loan may be made except upon the prior receipt by the Trustee or Administrator of a written application therefor executed by the Participant or the Participant's Beneficiary.

     (b) The Trustee and the borrower shall determine the loan repayment period, which, except as provided in (c) below, shall not exceed the lesser of five years or the number of years remaining before the Participant's Normal Retirement Age.

     (c) The five-year limit on the repayment period shall not apply to any loan used to acquire any dwelling unit which within a reasonable time is to be used as a principal residence of the Participant.

     (d) Each loan shall bear an effective annual rate of interest which shall be established by the Trustee. The effective annual interest rate must not be less than the rate which currently would be obtainable by the Trustee with respect to similar loans.

     (e) Repayment of each loan shall be secured by adequate collateral to be given by the borrower prior to or at the time loan funds are disbursed. A Participant may, with the Trustee's permission, use his vested Account Balance as collateral. No participant loan shall exceed 50% of the Participant's vested Account Balance. The borrower shall execute a promissory note in the amount of each loan including interest, payable to the Trustee which indicates the repayment period.

     The Participant's promissory note or other loan documents shall set forth a procedure to be followed by the Trustee to foreclose on the collateral in the event the Participant defaults on a loan repayment. This procedure shall, at a minimum, entitle the Trustee to refuse to make any Plan benefit payment which may be due to the Participant until scheduled loan repayments are made or shall entitle the Trustee to offset overdue loan repayments against the amount of benefits due.

     The Participant's promissory note or other loan documents shall also provide adequate protection for the Trustee with respect to any security interest the Trustee may have in the Participant's vested Account Balance in the event that benefits become payable to a Participant before any default in the repayment of the loan. For this purpose, the loan documents may provide for the payment of benefits to an escrow account until the loan has been repaid.

     A Participant must obtain the consent of his spouse, if any, to use of the Account Balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Account Balance is used for renegotiation, extension, renewal, or other revision of the loan.

     If a valid spousal consent has been obtained, then, notwithstanding any other provision of this Plan, the portion of the Participant's vested Account Balance held by the Plan as a security interest by reason of a loan outstanding to the Participant shall reduce the Account Balance for purposes of determining the amount of the Account Balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account Balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Account Balance shall be adjusted by first reducing the vested Account Balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

     In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

3.1  ELIGIBILITY.  Each Employee shall become eligible to participate in this
     -----------
     Plan as of the date on which he satisfies the eligibility requirements elected in Section (C) of the Adoption Agreement.

     If 1 year or more is elected in the Adoption Agreement Section (C), the first Year of Participation of an Employee shall commence on the Entry Date which is nearest the date he completes the eligibility requirements and is still employed.

     If less than 1 year is elected in the Adoption Agreement Section (C), the first Year of Participation will commence on the Entry Date following completion of the eligibility requirements, but no later than the Entry Date preceding or coincident with the date 18 months after the date on which he first performs an Hour of Service. An Employee shall not be required to complete any specified number of hours to receive credit for such fractional year.

3.2  NOTIFICATION OF ELIGIBLE EMPLOYEES.  Upon execution of the Adoption
     ----------------------------------
     Agreement, the Administrator shall notify each eligible Employee of the date that such Employee may become a Participant. No later than thirty (30) days prior to each subsequent Entry Date, the Administrator shall notify each eligible Employee of the date such Employee may become a Participant and provide such Participant with the necessary forms.

3.3  SUBMISSION OF EMPLOYEE FORMS.  In order to participate in the Plan, the
     ----------------------------
     Employee must complete and return to the Administrator or the Trustee the necessary forms within thirty (30) days after he receives such forms. If an eligible Employee fails to complete and return such forms within the time limit above, he may file the required documents with the Administrator or Trustee not later than thirty (30) days before the subsequent Entry Date, in which event he will become a Participant on such subsequent Entry Date.

3.4  CONDITIONS OF CONTINUED PARTICIPATION.  As a condition of continued
     -------------------------------------
     participation under the Plan, each Participant agrees to limit his recourse for payment of any benefits to which he is entitled to the assets of the Plan and complete and file with the Administrator all and any necessary forms.

3.5  ELIGIBILITY COMPUTATION PERIOD.  For purposes of determining Years of
     ------------------------------
     Service and Breaks in Service for purposes of eligibility, the initial eligibility computation period is the 12-consecutive month period beginning on the date the Employee first performs an Hour of Service for the Employer (employment commencement date). The succeeding 12-consecutive month periods commence with the first Plan Year which commences prior to the first anniversary of the Employee's employment commencement date regardless of whether the Employee is entitled to be credited with 1,000 Hours of service during the initial eligibility computation period. An Employee who is credited with 1,000 Hours of service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two Years of Service for purposes of eligibility to participate.

3.6  BREAKS IN SERVICE - RETURN TO SERVICE.  A former Participant shall become a
     -------------------------------------
     Participant immediately upon his return to the employ of the Employer if such former Participant had a nonforfeitable right to all or a portion of his Participant's Account derived from Employer contributions at the time of his termination.

     In the case of a Participant who does not have any nonforfeitable right to his Participant's Account derived from Employer contributions, Years of Service before a period of consecutive l-year Breaks in Service will not be taken into account in computing eligibility service if the number of consecutive l-year Breaks in Service in such period equals or exceeds the greater of 5 or the aggregate number of Years of Service. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service.

     If a Participant's Years of Service are disregarded pursuant to the preceding paragraph, such Participant will be treated as a new Employee for eligibility purposes. If a Participant's Years of Service may not be disregarded pursuant to the preceding paragraph, such Participant shall continue to participate in the Plan, or, if terminated shall participate immediately upon reemployment.

     In the event a Participant becomes ineligible to participate because he is no longer a member of an eligible class of Employees under Section (C) of the Adoption Agreement, but has not incurred a Break in Service, such Employee shall participate immediately upon his return to an eligible class of Employees. If such Participant incurs a Break in Service, his eligibility to participate shall be determined pursuant to the three preceding paragraphs.

     In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and service requirements and would have previously become a Participant had he been in the eligible class.

3.7  SERVICE WITH PREDECESSOR EMPLOYER.  Where an Employer maintains the plan of
     ---------------------------------
     a predecessor employer, service for such predecessor employer shall be treated as service for the Employer for purposes of determining an Employee's eligibility to participate in this Plan. Where an Employer maintains this Plan which was not maintained by a predecessor employer, service with a predecessor employer, including a sole proprietorship or partnership, shall be treated as service for the Employer, only if elected by the Employer in Section (C) of the Adoption Agreement.

                                   ARTICLE IV

                              RETIREMENT BENEFITS

4.1  NORMAL RETIREMENT BENEFITS.  A Participant shall have a fully vested
     --------------------------
     interest in his Participant's Account at Normal Retirement Age. Upon separation from service contributions shall cease and the Trustee shall apply the Participant's Account and any Segregated Accounts to the payment of benefits to the Participant. The form of the distribution of benefits shall be determined by the Participant and may be by means of any one or more of the following subject to the Joint and Survivor Annuity Requirements of Article X:

     (a)   one sum payment to the Participant; or

     (b)   any method of payment available under the Participant's Contracts; or

     (c)   transfer to the Participant of the Contracts on his life; or

     (d)   purchase of an annuity Contract for transfer to the Participant; or

     (e)   installment payments to the Participant.

     The life insurance Contracts on a Participant's life will be converted to cash or an annuity or distributed to the Participant upon commencement of benefits.

4.2  EMPLOYMENT BEYOND NORMAL RETIREMENT.  A Participant may remain in the
     -----------------------------------
     employ of the Employer beyond his Normal Retirement Age. In case of continued employment after Normal Retirement Age, further contributions shall be made on account of his continued employment.

     If, however, any Participant between the age of 65 and 70 is employed in a bona fide executive or high policy-making position during the two-year period immediately before retirement and if such Participant is entitled to an immediate nonforfeitable annual retirement benefit from this Plan and all other pension, profit-sharing, savings, or deferred compensation plans of the Employer, or any combination of such plans, which equals, in aggregate $44,000 or more, then the Employer may provide for the retirement of such Participant on or after Normal Retirement Age without such Participant's consent.

     Benefits may be distributed at the Participant's request, at any time on or after Normal Retirement Age but no later than his separation from service. Contracts will be continued, or converted to an equivalent continuing Contract available under the rules of the Insurer, beyond Normal Retirement Age and until separation from service or earlier distribution of benefits.

4.3  EARLY RETIREMENT BENEFITS.  If early retirement is elected pursuant to
     -------------------------
     Section (P) of the Adoption Agreement, contributions on behalf of the Participant will cease and the Participant shall be fully vested in the value of his Participant's Account. Such payment of benefits shall be made in the form elected pursuant to the terms of Section 4.1. A Participant who meets the service requirement but separates before meeting the Age requirement shall, upon satisfaction of the Age requirement, commence to receive benefits unless otherwise elected.

4.4  DISABILITY BENEFITS.  A Participant may retire prior to his Normal
     -------------------
     Retirement Age because of disability. Disability means inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence. Nonforfeitable contributions will be made to the Plan on behalf of a disabled Participant who is not a highly compensated Employee (within the meaning of Code
     (S)414(q)), for the year in which disability occurs. At a Participant's earlier retirement for such disability, contributions required with respect to him shall cease and the Participant shall be fully vested in the value of his Participant's Account. The Trustees shall take whatever action is necessary with respect to the Contracts on the Participant's life and with respect to his share of the Investment Fund so that they will be distributed pursuant to the provisions of this Article or pursuant to any election made hereunder.

4.5  COMMENCEMENT OF BENEFITS.  Notwithstanding any other provisions to the
     ------------------------
     contrary, unless the Participant otherwise elects, the payment of any benefits under this Plan will begin not later than the 60th day after the close of Plan Year in which occurs the latest of:

     (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age elected in Section (O) of the Adoption Agreement;

     (b) the 5th anniversary of the date on which the Participant commenced participation in this Plan; or

     (c)   the termination of the Participant's service with the Employer.

     Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section. An Account Balance is immediately distributable if any part of the Account Balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

     Provided, however, if the present value of the Participant's Account Balance attributable to Employer and Employee contributions is greater than $3500, then no distribution may occur prior to the later of age 62 or Normal Retirement Age without the consent of the Participant (and the consent of his spouse) unless the distribution is in the form of a Qualified Joint and Survivor Annuity.

                                   ARTICLE V

                           DISTRIBUTION REQUIREMENTS

5.1  GENERAL.  Subject to Article X, Joint and Survivor Annuity requirements,
     -------
     the requirements of this Article shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Article apply to calendar years beginning after December 31, 1984.

     All distributions required under this Article shall be determined and made in accordance with the proposed Regulations under (S)401(a)(9), including the minimum distribution incidental benefit requirement of (S)1.401(a)(9)-2 of the regulations.

     The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

5.2  LIMITS ON DISTRIBUTION PERIODS.  As of the first distribution calendar
     ------------------------------
     year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

     (a)   the life of the Participant,

     (b)   the life of the Participant and a designated beneficiary,

     (c) a period certain not extending beyond the life expectancy of the Participant, or

     (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated beneficiary.

5.3  DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR.  If the Participant's
     ---------------------------------------------------
     interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

     (a) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated beneficiary or (2) a period not extending beyond the life expectancy of the designated beneficiary (in the case of after death distributions), the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

     (b) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

     (c) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of
           Section 1.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in (a) above as the relevant divisor without regard to regulations Section 1.401(a)(9)-2.

     (d) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

5.4 ANNUITY DISTRIBUTION. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of
     (S)401(a)(9) of the Code and the regulations thereunder.

5.5  DEFINITIONS.

     (a) Applicable life expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated.

           If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year. If annuity payments commence in accordance with 5.4 above before the required beginning date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

           Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Section 5.7(b)) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

     (b) Designated beneficiary. The individual who is designated as the beneficiary under the Plan in accordance with (S)401(a)(9) and the regulations thereunder.

     (c) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 5.7.

     (d) Life expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

     (e)   Participant's benefit.

           (1) The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

          (2) Exception for second distribution calendar year. For purposes of paragraph (1) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

     (f)   Required beginning date.

           (1) General rule. The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

           (2) Transitional rules. The required beginning date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (i) and (ii) below:

                 (i) Non-5-percent owners. The required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                 (ii) 5-percent owners. The required beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:



                       (a) the calendar year in which the Participant attains Age 70 1/2, or,

                       (b) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

     The required beginning date of a Participant who is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

           (3) 5-percent owner. A Participant is treated as a 5-percent owner for purposes of this section if such Participant is a 5-percent owner as defined in (S)416(i) of the Code (determined in accordance with (S)416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

           (4) Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

5.6  DISTRIBUTION BEGINNING BEFORE DEATH.  If a Participant dies after
     -----------------------------------
     distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

5.7  DISTRIBUTION BEGINNING AFTER DEATH.  If a Participant dies before
     ----------------------------------
     distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with
     (a) or (b) below:

     (a) if any portion of the Participant's interest is payable to a designated beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

     (b) if the designated beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of:

           (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and

           (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

           If the Participant has not made an election pursuant to this Section
           5.7 by the time of his death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of:

           (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or

           (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant.

           If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

5.8  DEATH OF SURVIVING SPOUSE.  For purposes of Section 5.7 above, if the
     -------------------------
     surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Section 5.7, with the exception of paragraph (b) therein, shall be applied as if the surviving spouse were the Participant.

5.9  PAYMENTS TO CHILD.  For purposes of Sections 5.6 through 5.10, any amount
     -----------------
     paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

5.10 DISTRIBUTION DATE.  For purposes of Sections 5.6 through 5.10, distribution
     -----------------
     of a Participant's interest is considered to begin on the Participant's required beginning date (or, if Section 5.8 above is applicable, the date distribution is required to begin to the surviving spouse pursuant to
     Section 5.7 above). If distribution in the form of an annuity described in
     Section 5.4 irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

5.11 TRANSITIONAL RULE FOR (S)242(b) TEFRA ELECTION.  Notwithstanding the other
     ----------------------------------------------
     requirements of this Article and subject to the requirements of Article X, Joint and Survivor Annuity Requirements, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):


     (a) The distribution by the trust is one which would not have disqualified such trust under (S)401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

     (b) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a beneficiary of such Employee.

     (c) Such designation was in writing, was signed by the Employee or the beneficiary and was made before January 1, 1984.

     (d) The Employee had accrued a benefit under the Plan as of December 31, 1983.

     (e) The method of distribution designated by the Employee or the beneficiary specifies the time at which distributions will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority.

     A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

     For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a) and (e) above.

     If a designation is revoked, any subsequent distribution must satisfy the requirements of (S)401(a)(9) of the Code and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy (S)401(a)(9) of the Code and the regulations thereunder, but for the (S)242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in (S)1.401(a)(9)-2 of the Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.



                                   ARTICLE VI

                                 CONTRIBUTIONS

6.1  MONEY PURCHASE.
     --------------

     If the Plan is a Money Purchase Pension plan, the Employer shall contribute to this Plan for each Plan Year an amount determined in accordance with the contribution formula elected in Section (F) of the Adoption Agreement. A contribution by the Employer for any Plan Year shall be determined as of the Valuation Date on behalf of each Participant who has a Year of Participation for such Plan Year.

     If this Plan is a Non-standard Plan, a Participant whose employment is terminated before the Valuation Date, but after he has completed 1000 Hours of Service during the Plan Year, shall share in Employer contributions for the Plan Year in which his termination occurs unless otherwise elected by the Employer in Section (J) of the Adoption Agreement. Notwithstanding the Employer's election in Section (J) to the contrary, a Participant whose employment is terminated before the Valuation Date, but after completion of more than 500 Hours of Service shall share in Employer contributions to the extent necessary to satisfy minimum participation rules under (S)401(a)(26) of the Code or minimum coverage rules under (S)410(b) of the Code.

     No Employer contribution may be made in any Plan Year to the extent it would be an Excess Amount under Article VIII, LIMITATIONS ON ALLOCATIONS. If the Plan is determined to be top-heavy for any Plan Year under Article IX, ADDITIONAL REQUIREMENTS FOR TOP-HEAVY PLANS, Employer contributions allocated on behalf of each Participant shall not be less than the minimum contribution required by Section 9.3.

     In the case of the restoration of any amounts forfeited upon termination of employment under Section 11.9, the Employer shall contribute, when necessary, an amount in addition to the formula contribution which is sufficient when added to forfeitures to restore such amounts.

6.2  PROFIT SHARING OR (S)401(k).
     ---------------------------

     (a)   EMPLOYER CONTRIBUTION.  If the Plan is a Profit Sharing or (S)401(k)
           ---------------------
           plan, the Employer shall contribute to this Plan for each Plan Year an amount determined in accordance with the contribution formula elected in Section (F) of the Adoption Agreement. A contribution by the Employer for any Plan Year shall be determined as of the Valuation Date on behalf of each Participant who has a Year of Participation for such Plan Year. Such contributions shall be made without regard to Net Profits.

           If this Plan is a Non-standard Plan, a Participant whose employment is terminated before the Valuation Date, but after he has completed 1,000 Hours of Service during the Plan Year, shall share in Employer contributions for the Plan Year in which his termination occurs unless otherwise elected by the Employer in Section (J) of the Adoption Agreement. Notwithstanding the Employer's election in Section (J) to the contrary, a Participant whose employment is terminated before the Valuation Date, but after completion of more than 500 Hours of Service shall share in Employer contributions to the extent necessary to satisfy minimum participation rules under
           (S)401(a)(26) of the Code or minimum coverage rules under (S)410(b) of the Code.

           No Employer contribution may be made in any Plan Year to the extent it would be an Excess Amount under Article VIII, LIMITATIONS ON ALLOCATIONS. If the Plan is determined to be top-heavy for any Plan Year under Article IX, ADDITIONAL REQUIREMENTS FOR TOP-HEAVY PLANS, Employer contributions and reallocated forfeitures allocated on behalf of each Participant shall not be less than the minimum contribution required by Section 9.3.

           In the case of the restoration of any amounts forfeited upon termination of employment under Section 11.9, the Employer shall contribute when necessary an amount in addition to the formula contribution which is sufficient when added to forfeitures to restore such amounts. If the Employer has elected a fixed contribution formula in Section (F) of the Adoption Agreement and if a restoration of forfeited contributions will cause the Employer to make a contribution in excess of the maximum amount allowed as a deduction, the amount of Employer formula contribution shall be reduced to the extent necessary to avoid making a nondeductible contribution.

     (b)   ALLOCATION OF CONTRIBUTIONS.  Employer contributions shall be
           ---------------------------
           allocated according to the procedure elected in Section (G) of the Adoption Agreement. If the Plan is top-heavy or is integrated, the following special allocation rules shall apply:

          (1)    Non-integrated Top-heavy Non-standard Profit Sharing Plan:
                 ---------------------------------------------------------

                 Step One:  A minimum contribution shall be made on behalf of
                 --------
                 all Participants whether or not they have been credited with 1,000 Hours of Service for the Plan Year. The minimum contribution on behalf of each Participant shall equal the Participant's proportionate share of that amount of total Employer contributions and forfeitures which does not exceed 3% of total Participant Compensation. The allocation of this portion of the Employer contribution and forfeitures shall be made according to the ratio which a Participant's Compensation bears to the total Compensation of all Participants.

                 Step Two: The remaining Employer contribution and forfeitures,
                 --------
                 if any, shall be allocated only among Participants who have been credited with 1,000 Hours of Service for the Plan Year. The allocation of any remaining Employer contribution and forfeitures shall be made according to the ratio which a Participant's Compensation bears to the total Compensation of all Participants credited with 1,000 Hours of Service for the Plan Year.

          (2)    Integrated Non-top-heavy Profit Sharing Plan:
                 --------------------------------------------

                 Step One: Contributions and forfeitures will be allocated to
                 --------
                 each Participant's Account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Participant's total Compensation and Compensation in excess of the integration level, but not in excess of the profit-sharing maximum disparity rate (as shown in the Table following
                 Step 2).

                 Step Two: Any remaining Employer contributions or forfeitures
                 --------
                 will be allocated to each Participant's Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants total Compensation for that year.

       NON-TOP-HEAVY PROFIT SHARING MAXIMUM DISPARITY RATES
------------------------------------------------------------------
       Integration Level                              Maximum Rate
       -----------------                              ------------

     The Taxable Wage Base (TWB)                           5.7%
     $0 - $10,000 (or 20% of TWB if greater)               5.7%
     More than 80% of TWB but less than TWB                5.4%
     More than $10,00 (or 20% of TWB if greater)
     but not more than 80% of TWB                          4.3%
------------------------------------------------------------------

              The integration level shall be equal to the Taxable Wage Base or such lesser amount elected by the Employer in the Adoption Agreement. The Taxable Wage Base is the maximum amount of earnings which may be considered wages for a year under (S)3121 (a)(1) of the Code in effect as of the beginning of the Plan Year.

          (3) Integrated Top-Heavy Profit Sharing Plan:
              ----------------------------------------

              Step One: Employer contributions and forfeitures will be allocated
              --------
              to each Participant's Account in the ratio that each Participant's Total Compensation bears to all Participants' total Compensation, but not in excess of 3% of each Participant's Compensation.

              Step Two: Any contributions and forfeitures remaining after the
              --------
              allocation in Step One will be allocated to each Participant's Account in the ratio that each Participant's Compensation for the Plan Year in excess of the integration level bears to the excess Compensation of all Participants, but not in excess of 3%.

              Step Three: Any contributions and forfeitures remaining after the
              ----------
              allocation in Step Two will be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Participants total Compensation and Compensation in excess of the integration level, but not in excess of the profit-sharing maximum disparity rate minus 3 (as shown in the Table following Step 4).

              Step Four: Any remaining Employer contributions or forfeitures
              ---------
              will be allocated to each Participant's Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants total Compensation for that year.

               TOP-HEAVY PROFIT SHARING MAXIMUM DISPARITY RATES


----------------------------------------------------------------------
Integration Level                                    Maximum   Maximum
-----------------                                    -------   -------
                                                      Rate     Rate-3
The Taxable Wage Base (TWB)                             5.7%      2.7%
$0 - $10,000 (or 20% of TWB if greater)                 5.7%      2.7%
More than 80% of TWB but less than TWB                  5.4%      2.4%
More than $10,00 (or 20% of TWB if greater)
but not more than 80% of TWB                            4.3%      1.3%
----------------------------------------------------------------------

     The integration level shall be equal to the Taxable Wage Base or such lesser amount elected by the Employer in Section (F) of the Adoption Agreement. The Taxable Wage Base is the maximum amount of earnings which may be considered wages for a year under (S)3121(a)(1) of the Code in effect as of the beginning of the Plan Year.

6.3  EMPLOYEE VOLUNTARY CONTRIBUTIONS.  Unless this Plan is a (S)401(k) plan,
     --------------------------------
     this Plan will not accept nondeductible employee contributions and matching contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer. If permitted under the previous sentence and elected in Section (K) of the Adoption Agreement, each Participant may elect to make nondeductible Employee Voluntary Contributions to the Plan for each Plan Year during which he is a Participant. Such election shall be made by written direction to the Employer while in the employ of the Employer. This election may be changed with respect to any future Plan Year by filing written direction with the Employer on or before the beginning of such year. Employee contributions for Plan Years beginning after December 31, 1986, together with any matching contributions as defined in (S)401(m) of the Code, will be limited so as to meet the nondiscrimination test of
     (S)401(m).

     The total of nondeductible Employee Voluntary Contributions by a Participant to this Plan and to all other Qualified Plans of the Employer shall be limited as provided in Section 7.8 and Article VIII. The Employer shall deduct such contributions from the Compensation of the Participant and deposit them with the Trustee. The Trustee will establish a Segregated Account for the nondeductible Employee Voluntary Contributions of each Participant.

     The Trustee, with the Participant's consent, shall invest nondeductible Employee Voluntary Contributions separately in a Contract or in any other investment permitted by Section 2.6. The Participant may direct the Trustee to enter into an agreement with any insurer, bank, trust company or other fiduciary pursuant to Section 2.6(k) to hold, manage and invest the assets of his Segregated Account. Nondeductible Employee Voluntary Contributions may not be invested in a Combination Conversion Account Agreement with the Insurer.

     The Participant shall have a 100% nonforfeitable interest in the value of his nondeductible Employee Voluntary Contributions and earnings thereon at all times. The Participant shall have the right at any time to request the Trustee to withdraw any part of the value of any nondeductible Employee Voluntary Contribution. Payment pursuant to any such request shall be made in the form of a Qualified Joint and Survivor Annuity, as defined in
     Section 10.4(e), unless a qualified election has been made according to
     Section 10.4(d). Any partial withdrawal shall be subject to the rules of any investment vehicle. Such value shall not subsequently be repaid to the Plan. Neither the Participant's nondeductible Employee Voluntary Contributions nor any withdrawals thereof shall have an effect upon the benefits provided by Employer contributions.

6.4  ROLLOVER CONTRIBUTIONS.  If permitted by Section (K) of the Adoption
     ----------------------
     Agreement, an Employee who is not excluded from participation by Section
     (C)(2) of the Adoption Agreement, may contribute cash to the Plan which qualifies as a rollover contribution within the meaning of (S)402(a)(5),
     (S)403(a)(4), (S)408(d)(3) or (S)409(b)(3) of the Code, except that amounts which represent accumulated deductible Employee contributions within the meaning of (S)72(o)(5) of the Code may not be rolled over. The contribution must have been distributed to the Employee from a qualified plan under
     (S)401(a) of the Code or from an annuity plan under (S)403(a) of the Code. Distributions from an Individual Retirement Account, Individual Retirement Annuity, or Individual Retirement Bond may also be rolled over but only to the extent such funds originated from a qualified employees trust or annuity plan.

     The Trustee shall hold the amount contributed in a Segregated Account established by the Trustees for such purpose. The Segregated Account shall be separately invested in a Contract (other than a Combination Conversion Account Agreement) or in any other investment permitted by Section 2.6. The Employee will be 100% vested in his Segregated Account attributable to rollover contributions made to the Trust. The Segregated Account may be distributed in accordance with the terms of this Plan with regard to Participants' Accounts established for Employer contributions.

6.5  TRUST TO TRUST TRANSFERS.  If permitted by Adoption Agreement Section (K),
     ------------------------
     funds held under a qualified Employee plan under (S)401(a) of the Code or an annuity plan under (S)403(a) of the Code may be transferred to this Plan, except that amounts which represent accumulated deductible Employees contributions within the meaning of (S)72(o)(5) of the Code may not be transferred. The Trustee shall hold the amount transferred in a Segregated Account established by the Trustee for such purpose. The Segregated Account shall be separately invested in a Contract (other than a Combination Conversion Account Agreement) or any other investment permitted by Section
     2.6. The Employee will be 100% vested in his Segregated Account attributable to transfers made to the Trust. The Segregated Account may be distributed in accordance with the terms of this Plan with regard to Participants' Accounts established for Employer contributions.

6.6  IF EMPLOYER IS SUCCESSOR TO UNINCORPORATED BUSINESS.  If the Employer is a
     ---------------------------------------------------
     successor to an unincorporated business, funds held under a qualified plan under (S)401(a) of the Code or an annuity plan under (S)403(a) of the Code of the predecessor business may be transferred to this Plan. The Trustee shall hold the amount transferred on behalf of each Participant in a Segregated Account established by the Trustee for such purpose. The Segregated Account shall be separately invested in a Contract (other than a Combination Conversion Account Agreement) or any other investment permitted by Section 2.6. A Contract previously maintained under the Plan of the unincorporated business may be transferred to this Plan and the premiums may be paid out of current contributions, subject to the separate accounting requirement set forth above. The Employee will be 100% vested in his Segregated Account attributable to transfers made to the Trust. The Segregated Account may be distributed in accordance with the terms of this Plan with regard to Participants' Accounts established for Employer contributions.

                                  ARTICLE VII

                     ADDITIONAL RULES FOR (S)401(K) PLANS

7.1  ELECTIVE DEFERRALS.  Elective Deferrals shall mean contributions made to
     ------------------
     the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and shall include contributions that are made pursuant to a salary reduction agreement. Such contributions must be nonforfeitable when made and are distributable only as specified in
     Section 7.12.

     To the extent provided in Section (E) of the Adoption Agreement a Participant may elect to have Elective Deferrals made under this Plan pursuant to a Salary Reduction Agreement. Elective Deferrals shall include both single-sum and continuing contributions made pursuant to a Salary Reduction Agreement.

     To the extent provided in Section (E) of the Adoption Agreement, a Participant may also base Elective Deferrals on cash bonuses that, at the Participant's election, may be contributed to the (S)401(k) Plan or received by the Participant in cash.

     The provisions of the (S)401(k) Plan may be made effective as of the first day of the Plan Year in which the (S)401(k) is adopted. However, under no circumstances may a salary reduction agreement or other deferral mechanism be adopted retroactively.

     A Participant shall designate the amount and frequency of his Elective Deferrals in the form and manner specified by the Plan Administrator. A Participant shall be afforded a reasonable period, at least once each calendar year, as specified in Section (E) of the Adoption Agreement, to elect to commence Elective Deferrals. A Participant's election to commence Elective Deferrals shall remain in effect until modified or terminated. A Participant shall be afforded a reasonable period at least once each calendar year, as specified in the Adoption Agreement, to modify the amount or frequency of his Elective Deferrals. A Participant may terminate his election to make Elective Deferrals at any time. The Employer shall contribute and allocate to each Participant's Elective Deferral account the amount of a Participant's Elective Deferrals. Elective deferrals may not be integrated with Social Security.

7.2  ELECTIVE DEFERRALS-CONTRIBUTION LIMITATION.  No Participant shall be
     ------------------------------------------
     permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limit in effect under (S)402(g) of the Code at the beginning of such taxable year. Other dollar limitations may apply under
     (S)402(g) of the Code to the extent that a Participant makes

     Elective Deferrals to arrangements other than qualified (S)401(k) plans (See also (S)402(h)(1)(B), (S)403(b), (S)457, and (S)501(c)(18) of the
     Code).

7.3  ELECTIVE DEFERRALS-DISTRIBUTION OF EXCESS.  A Participant may assign to
     -----------------------------------------
     this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 1, of the amount of the Excess Elective Deferrals to be assigned to the Plan. Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

     Excess Elective Deferrals shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of: (1) income or loss allocable to the Participant's Excess Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the Participant's Account attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     Definitions:

     a. "Elective Deferrals" shall mean any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in (S)401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in (S)402(h)(1)(B), any eligible deferred compensation plan under (S)457, any plan as described under
          (S)501(c)(18), and any Employer contributions made on behalf of a Participant for the purchase of an annuity contract under (S)403(b) pursuant to a salary reduction agreement.

     b. "Excess Elective Deferrals" shall mean those Elective Deferrals that are includible in a Participant's gross income under (S)402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as annual additions under the Plan.

7.4  ELECTIVE DEFERRALS-ACTUAL DEFERRAL PERCENTAGE TEST.  The Actual Deferral
     --------------------------------------------------
     Percentage (hereinafter "ADP") for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

     (a) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

     (b) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

     The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Employer contributions for purposes of the ADP test) allocated to his accounts under two or more arrangements described in (S)401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

     In the event that this Plan satisfies the requirements of (S)401(k),
     (S)401(a)(4), or (S)410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy (S)401(k) of the Code only if they have the same Plan Year.

     For purposes of determining the ADP of a Participant who is a 5% owner or one of the ten most highly paid, Highly Compensated employees, the Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Employer contributions for purposes of the ADP test) and Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified Non-elective Contributions and Qualified Matching Contributions, or both) and Compensation for the Plan Year of Family Members, as defined in
     (S)414(q)(6) of the Code. Family members with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are

     Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

     For purposes of determining the ADP test, Elective Deferrals, Qualified Non-elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

     The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

     The determination and treatment of the ADP Amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     Definition:

     "Actual Deferral Percentage" shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the trust on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for the entire Plan Year or the portion of the Plan Year during which the Employee is a Participant.

     Employer contributions on behalf of any Participant shall include (1) any Employer contributions made pursuant to the Participant's Elective Deferral, including Excess Elective Deferrals of Highly Compensated Employees, but excluding Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

7.5  DISTRIBUTION OF EXCESS CONTRIBUTIONS.  Notwithstanding any other provision
     ------------------------------------
     of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions shall be allocated to Participants who are subject to the family member aggregation rules of
     (S)414(q)(6) of the Code in the manner prescribed by the regulations.

     Excess Contributions (including any amounts recharacterized) shall be treated as annual additions under the Plan.

     Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of: (1) income or loss allocable to the Participant's Elective Deferral account (and, if applicable, the Qualified Matching Contributions account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's Account Balance attributable to Elective Deferrals (and Qualified Non-elective Contributions, or both, if any of such Contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     Excess Contributions shall be distributed from the Participant's Elective Deferral account and Qualified Matching Contributions account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-elective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral account and Qualified Matching Contribution account.

     A Participant may treat his Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee Contributions made by that Employee would exceed any stated limit under the Plan on Employee Contributions.

     Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

     Definition:

     "Excess Contributions" shall mean, with respect to any Plan Year, the excess of (1) the aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over (2) the maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADP's beginning with the highest of such percentages).

7.6  MATCHING CONTRIBUTIONS.  If elected by the Employer in Adoption Agreement
     ----------------------
     Section (E), the Employer will make Matching Contributions to the Plan. Matching Contributions shall be vested in accordance with the Plan's general vesting schedule under Section (M) of the Adoption Agreement. In any event, Matching Contributions shall be fully vested at Normal Retirement Age, upon the complete or partial termination of the Plan, or upon the complete discontinuance of Employer contributions.

7.7  QUALIFIED MATCHING CONTRIBUTIONS.  If elected by the Employer in Section
     --------------------------------
     (E) of the Adoption Agreement, the Employer will make Qualified Matching Contributions to the Plan. Qualified Matching Contributions shall mean Matching Contributions that are made to the Plan which are subject to the distribution and nonforfeitability requirements under (S)401(k) of the Code when made.

7.8  LIMITATIONS ON EMPLOYEE CONTRIBUTIONS AND MATCHING CONTRIBUTIONS.  The
     ----------------------------------------------------------------
     Average Contribution Percentage (hereinafter "ACP") for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

     (a) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year by 1.25; or

     (b) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year Multiplied by two (2), provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

     If one or more Highly Compensated Employees participate in both a (S)401(k) Plan and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a (S)401(k) Plan will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly

     Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-highly Compensated Employees.

     For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in (S)401(a) of the Code, or arrangements described in
     (S)401(k) of the Code, that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

     In the event that this Plan satisfies the requirements of (S)401(m),
     (S)401(a)(4), or (S)410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan then this Section shall be applied by determining the Contribution Percentage of employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy (S)401(m) of the Code only if they have the same Plan Year.

     For purposes of determining the Contribution Percentage of a Participant who is a five percent owner or one of the ten most highly paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Employee shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members as defined in (S)414(q)(6) of the Code. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

     For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which they were contributed to the trust. Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

     The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

     The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer contributions.

     Definitions:

     (a) "Aggregate Limit" shall mean the sum of (i) 125 percent of the greater of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of Non-highly Compensated Employees under the Plan subject to
         (S)401(m) of the Code for the Plan Year beginning with or within the Plan Year of the (S)401(k) Plan and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser is substituted for "greater" in "(i)", above, and, "greater" is substituted for "lesser" after "two plus the" in "(ii)" if it would result in a larger Aggregate Limit.

     (b) "Average Contribution Percentage" shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

     (c) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the entire Plan Year or the portion of the Plan Year during which the Employee is a Participant.

     (d) "Contribution Percentage Amounts" shall mean the sum of the Employee Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's account, which shall be taken into account in the year in which such forfeiture is allocated. The Employer may include Qualified Non-elective Contributions in the Contribution Percentage Amounts. The amount of Qualified Non-elective Contributions that are made under Section (F) of the Adoption Agreement and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Qualified Non-elective Contributions that are needed to meet the Average Contribution Percentage test stated in Section 7.8.

         The Employer also may use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test. The amount of Elective Deferrals made under Section (E) of the Adoption Agreement and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Elective Deferrals that are needed to meet the Average Contribution Percentage test stated in
         Section 7.8.

     (e) "Eligible Participant" shall mean any Employee who is eligible to make an Employee Contribution, or an Elective Deferral (if the Employer takes such contributions into account), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution.

     (f) "Employee Contribution" shall mean any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

     (g) "Matching Contribution" shall mean an Employer contribution made to this or any other defined contribution plan, on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a plan maintained by the Employer.

7.9  DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.  Notwithstanding any other
     ----------------------------------------------
     provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Participants who are subject to the family member aggregation rules of (S)414(q)(6) of the Code in the manner prescribed by the regulations. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as annual additions under the Plan.

     Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of: (1) income or loss allocable to the Participant's Employee Contribution Account, Matching Contribution Account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Non-elective Contribution Account and Elective Deferral Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's Account Balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and (2) ten (10) percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer Contributions. Excess Aggregate Contributions shall be forfeited on a pro-rata basis from the Participant's Employee Contribution Account, Matching Contribution Account and Qualified Matching Contribution Account (and if applicable, the Participant's Qualified Non-elective Contribution Account or Elective Deferral Account, or both).

     Definition:

     "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

     (a) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

     (b) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

     Such determination shall be made after first determining Excess Elective Deferrals pursuant to Section 7.3 and then determining Excess Contributions pursuant to Section 7.5.

7.10 QUALIFIED NON-ELECTIVE CONTRIBUTIONS.  In lieu of distributing Excess
     ------------------------------------
     Contributions as provided in Section 7.5 of the Plan, or applying Excess Aggregate Contributions to reduce Employer contributions as provided in
     Section 7.9 of the Plan, the Employer may make Qualified Non-elective Contributions on behalf of Non-highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code. Such contributions shall be allocated to Non-highly Compensated Participants in the ratio in which each Non-highly Compensated Participant's Compensation for the Plan Year bears to the total Compensation of all Non-highly Compensated Participants for such Plan Year.

     Definition:

     "Qualified Non-elective Contributions" shall mean contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

7.11 NONFORFEITABILITY AND VESTING.  The Participant's Account Balance derived
     -----------------------------
     from Elective Deferrals, Qualified Non-elective Contributions, Employee Contributions, and Qualified Matching Contributions is nonforfeitable.

     Separate accounts for Elective Deferrals, Qualified Non-elective Contributions, Employee Contributions, Matching Contributions and Qualified Matching Contributions will be maintained for each Participant. Each account will be credited with the applicable contributions and earnings thereon.

7.12 DISTRIBUTION REQUIREMENTS.  Elective Deferrals, Qualified Non-elective
     -------------------------
     Contributions, and Qualified Matching Contributions, and income allocable to each, are not distributable to a Participant or his beneficiary or beneficiaries, in accordance with such Participant's or beneficiary or beneficiaries election, earlier than upon separation from service, death, disability, or one of the following events:

     (a) Termination of the Plan without the establishment of another defined contribution plan;

     (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of (S)409(d)(2) of the Code) used by such corporation in a trade or business of such corporation, if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets;

     (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of (S)409(d)(3) of the Code), if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary;

     (d) The attainment of age 59 1/2 in the case of a profit-sharing plan; or

     (e) The hardship of the Participant as described in Section 7.13 if permitted by the Employer in Adoption Agreement Section (L).

     All distributions that may be pursuant to one or more of the foregoing distributable events are subject to the spousal and participant consent requirements contained in (S)401(a)(11) and (S)417 of the Code.

7.13 HARDSHIP.  Distribution of Elective Deferrals (and earnings thereon accrued
     --------
     as of December 31, 1988) may be made to a Participant in the event of hardship. For the purposes of this section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in (S)401(a)(11) and (S)417 of the Code.

Special Rules:

     (a) The following are the only financial needs considered immediate and heavy: deductible medical expenses (within the meaning of (S)213(d) of the Code) of the Employee, the Employee's spouse, children, or dependents; the purchase (excluding mortgage payments) of a principal residence for the Employee; payment of tuition for the next quarter or semester of post-secondary education for the Employee, the Employee's spouse, children, or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

     (b) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:



          (1) The Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

          (2) All plans maintained by the Employer provide that the Employee's Elective Deferrals (and Employee Contributions) will be suspended for twelve months after the receipt of the hardship distribution;

          (3) The distribution is not in excess of the amount of an immediate and heavy financial need; and

          (4) All plans maintained by the Employer provide that the Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under (S)402(g) of the Code for such taxable year less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

                                 ARTICLE VIII

                          LIMITATIONS ON ALLOCATIONS

8.1  SINGLE PLAN.
     -----------

     (a) If the Participant does not participate in another qualified plan maintained by the adopting Employer and has never participated in a qualified defined benefit plan or a welfare benefit fund, as defined in (S)419(e) of the Code maintained by the adopting Employer, or an individual medical account, as defined in (S)415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition, as defined in Section 8.5, the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

     (b) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

     (c) As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

     (d) If, pursuant to Section 8.1(c) or as a result of the allocation of forfeitures, there is an Excess Amount, the excess will be disposed of as follows:

          (i) Any nondeductible Employee Voluntary Contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

          (ii) If after the application of paragraph (i) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account wild be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

          (iii) If after the application of paragraph (i) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

          (iv) If a suspense account is in existence at any time during a Limitation Year pursuant to this section, it will not participate in the allocation of the trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or Employee Contributions may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants or former Participants.

8.2  TWO OR MORE MASTER OR PROTOTYPE DEFINED CONTRIBUTION PLANS.
     ----------------------------------------------------------

     (a) This section applies if, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, a welfare benefit fund as defined by (S)419(e) of the Code maintained by the Employer, or an individual medical account, as defined in (S)415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition, as defined in Section 8.5, during any Limitation Year and if the Participant has never participated in a qualified defined benefit plan maintained by the adopting Employer. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

     (b) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 8.1(b).

     (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

     (d) If, pursuant to Section 8.2(c) or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

     (e) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of,

          (i)   the total Excess Amount allocated as of such date, times

          (ii) the ratio of (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contribution plans.

     (f) Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 8.1(d).

8.3  COVERAGE UNDER NON-PROTOTYPE DEFINED CONTRIBUTION PLAN.
     ------------------------------------------------------

     If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year, will be limited in accordance with
     Section 8.2 as though the other plan were a master or prototype plan unless the Employer provides other limitations in Section (R) of the Adoption Agreement.

8.4  COVERAGE UNDER DEFINED BENEFIT PLAN.
     -----------------------------------

     (a)  Non Top-Heavy Group
          -------------------

          If the Employer maintains, or at any time maintained, a qualified defined benefit plan (other than a paired plan) covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed
          1.0 in any Limitation Year. The Annual Additions to the Defined Contribution Plan(s) which may be credited to the Participant's Account for any Limitation Year shall be limited notwithstanding any formula or provision, to such amount as will reduce such sum to 1.0 by first limiting or eliminating any voluntary contributions, and second by reducing the contribution formula, unless the Employer provides other limitations in Section (R) of the Adoption Agreement.

     (b)  Super Top-Heavy Group
          ---------------------

          If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan and the plans are paired plans or part of a super top-heavy group during any Limitation Year, then the sum of the

          Participant's Defined Benefit Plan Fraction and Defined Contribution Plan fraction, modified as hereinafter provided, shall not exceed 1.0 for that Limitation Year.

          The term "super top-heavy group" means an aggregation group with respect to which the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group and the aggregate of the accounts of Key Employees under all defined contribution plans included in such group exceeds ninety (90) percent of a similar sum determined for all Participants. The Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction of any Participant subject to this Subsection shall be modified by substituting "100 percent" for "125 percent" in the denominators of both such fractions. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Section (R) of the Adoption Agreement.

     (c)  Top-Heavy Group
          ---------------

          If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan and the Plans are paired plans or part of a top-heavy group which is not super top-heavy during any Limitation Year, then the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction, modified as hereinafter provided, shall not exceed 1.0 for that Limitation Year.

          The Defined Benefit Plan Fraction and Defined Contribution Fraction of any Participant subject to this Subsection (c) shall be modified by substituting "100 percent" for "125 percent" in the denominators of both fractions, unless the Employer elects in Section (T) of the Adoption Agreement to provide certain additional minimum benefits. If the Employer elects to provide such additional minimum benefits, then no modification shall be made to either the Defined Benefit Plan or the Defined Contribution Plan Fraction. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Section (R) of the Adoption Agreement.

     (d)  Paired Plans
          ------------

          When paired plans are top-heavy but are not super top-heavy, the Employer will provide a minimum nonintegrated contribution of 4% of total compensation for each Employee who participates in this Plan but does not participate in the paired defined benefit plan. If such an Employee also participates in a paired defined contribution plan, the minimum shall be provided as elected in Section (S) of the Adoption Agreement substituting 4% wherever 3% appears.

          When the paired plans are super top-heavy, the Employer shall provide a minimum nonintegrated contribution of 3% of total compensation for each Employee who participates in this Plan but does not participate in the paired defined benefit plan. If such an Employee also participates in a paired defined contribution plan, the minimum shall be provided as elected in Section (S) of the Adoption Agreement.

8.5  DEFINITIONS.
     -----------

     (a) Annual Additions: The sum of the following amounts credited to a Participant's Account for the Limitation Year:

          (i)   Employer contributions;

          (ii)  forfeitures; and

          (iii) Employee contributions.



     For this purpose, any Excess Amount applied under Sections 8.1(d) or 8.2(f) in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

     Amounts allocated, after March 31, 1984, to an individual medical account, as defined in (S)415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

     Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in (S)419A(d)(3) of the Code, under a welfare benefit fund, as defined in (S)419(e) of the Code, maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

     (b) Compensation: A Participant's (S)415 safe-harbor compensation. This includes wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, fringe benefits, reimbursements, and expense allowances), and excluding the following:

          (i) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

          (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

          (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in (S)403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

     For any self-employed individual compensation will mean earned income. For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year. Notwithstanding the preceding sentence, compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in (S)22(e)(3) of the Code) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in (S)414(q) of the Code) and contributions made on behalf of such Participant are nonforfeitable when made.

     (c) Defined Benefit Fraction: A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under
          (S)415(b) and (d) of the Code or 140 percent of the Highest Average Compensation, including any adjustments under (S)415(b) of the Code.

          Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5,

          1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of (S)415 for all Limitation Years before January 1, 1987.

     (d) Defined contribution dollar limitation: $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in
          (S)415(b)(1) of the Code as in effect for the Limitation Year.

     (e) Defined Contribution Fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in
          (S)419(e) of the Code, and individual medical accounts, as defined in
          (S)415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under (S)415(b) and (d) of the Code in effect under
          (S)415(c)(1)(A) of the Code or 35 percent of the Participant's Compensation for such year.

          If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the (S)415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as Annual Additions.

     (f) Employer: For purposes of this article, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in (S)414(b) of the Code as modified by (S)415(h)), all commonly controlled trades or businesses (as defined in (S)414(c) as modified by (S)415(h)) or affiliated service groups (as defined in (S)414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under (S)414(o) of the Code.

     (g) Excess Amount: The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

     (h) Highest Average Compensation: The average Compensation for the three consecutive years of service with the Employer that produces the highest average. A Year of Service with the Employer is the 12-consecutive month period defined in Section (B) of the Adoption Agreement.

     (i) Limitation Year: A calendar year, or the 12-consecutive month period elected by the Employer in Section (B)(3) of the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

     (j) Master or prototype plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

     (k) Maximum Permissible Amount: The maximum annual addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

          (i)   the defined contribution dollar limit, or

          (ii)  25% of the Participant's Compensation for the Limitation Year.

          The compensation limitation referred to in (ii) shall not apply to any contribution for medical benefits (within the meaning of (S)401(h) or (S)419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under (S)415(1)(1) or (S)419A(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                 Number of months in the short Limitation Year
                 ---------------------------------------------
                                      12

     (l) Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming:

          (i) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

          (ii) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                                  ARTICLE IX

                  ADDITIONAL REQUIREMENTS FOR TOP-HEAVY PLANS

9.1  GENERALLY.
     ---------

     If the Plan is or becomes top-heavy in any Plan Year beginning after December 31, 1983, the provisions of Section(s) 9.1 through 9.4 will supersede any conflicting provision in the Plan or Adoption Agreement.

9.2  TOP-HEAVY DEFINITIONS.
     ---------------------

     (a) Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual Compensation exceeds 50 percent of the dollar limitation under (S)415(b)(1)(A) of the Code, an owner (or considered an owner under (S)318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds the dollar limitation under
          (S)415(c)(1)(A) of the Code, a 5-percent owner of the Employer, or a l-percent owner of the Employer who has an annual Compensation of more than $150,000. Annual Compensation means Compensation as defined in
          (S)415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under (S)125, (S)402(a)(8), (S)402(h) or (S)403(b) of the Code. The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with (S)416(i)(1) of the Code and the regulations thereunder.

     (b) Top-heavy plan: For any Plan Year beginning after December 31, 1983, this Plan is top-heavy if any of the following conditions exists:

          (i) If the Top-heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

          (ii) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-heavy Ratio for the group of plans exceeds 60 percent.

          (iii) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

     (c)  Top-heavy Ratio:

          (i) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-heavy Ratio for this Plan alone or for the required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account Balances of all Key Employees as of the Determination Date(s) (including any part of any Account Balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all Account Balances (including any part of any Account Balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with (S)416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under (S)416 of the Code and the regulations thereunder.

          (ii) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-heavy Ratio for any required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account Balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account Balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with (S)416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

          (iii) For purposes of (i) and (ii) above the value of Account Balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in (S)416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The Account Balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with (S)416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans the value of Account Balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

          (iv) Solely for purposes of determining the Top-heavy Ratio, the accrued benefit in a defined benefit plan of an Employee other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of (S)411(b)(1)(C) of the Code.

     (d) Permissive Aggregation Group: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of (S)401(a)(4) and (S)410 of the Code.

     (e) Required Aggregation Group: (i) Each qualified plan of the Employer in which at least one Key Employee participates, or participated at anytime during the determination period regardless of whether the plan has terminated and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of
          (S)401(a)(4) or (S)410 of the Code.

     (f) Present Value: Actuarial assumptions used to determine present value shall be based on the interest and mortality rates elected in the defined benefit plan which is part of the aggregation group.

9.3  MINIMUM CONTRIBUTION OR ALLOCATION.
     ----------------------------------

     Except as otherwise provided in (b) and (c) below, the Employer contributions and forfeitures allocated on behalf of any Participant shall not be less than the lesser of three percent of such Participant's Compensation or in the case where the Employer has no defined benefit plan which designates this plan to satisfy (S)401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the first $200,000 of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service, or (ii) the Participant's failure to make elective contributions to the plan, or (iii) Compensation less than a stated amount.

     (a) For purposes of computing the minimum allocation, Compensation shall mean Compensation as defined in Section 1.7 of the Plan.

     (b) The minimum allocation shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

     (c) The minimum allocation shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in Section (S) of the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans with respect to such Participant will be met in the other plan or plans.

     (d) Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum top-heavy contribution requirements.

     The minimum allocation required (to the extent required to be nonforfeitable under (S)416(b)) may not be forfeited under (S)411(a)(3)(B) or (S)411(a)(3)(D).

9.4  MINIMUM VESTING.
     ---------------

     During and subsequent to the first Plan Year in which this Plan is top-heavy, one of the minimum vesting schedules as elected by the Employer in Section (M) of the Adoption Agreement will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of
     (S)411(a)(7) of the Code except those attributable to employee contributions, including benefits accrued before the effective date of (S)416 and benefits accrued before the Plan became top-heavy.

     In the event the Plan's status as top-heavy changes for any Plan Year, the top-heavy vesting schedule in effect shall remain in effect. This section does not apply to the Account Balances of any employee who does not have an Hour of Service after the Plan has initially become top-heavy and such Employee's Account Balance attributable to Employer contributions and forfeitures will be determined without regard to this section.

                                   ARTICLE X

                    JOINT AND SURVIVOR ANNUITY REQUIREMENTS

10.1 GENERAL.  The provisions of this article shall take precedence over any
     -------
     conflicting provision in this Plan.

     The provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 10.6.

10.2 QUALIFIED JOINT AND SURVIVOR ANNUITY.  Unless an optional form of benefit
     ------------------------------------
     is selected pursuant to a qualified election within the 90-day period ending on the annuity starting date, a married Participant's vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested Account Balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

10.3 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.
     ----------------------------------------

     Unless an optional form of benefit is selected within the election period pursuant to a qualified election, if a Participant dies before the annuity starting date and is survived by a spouse, the Participant's spouse shall receive an annuity for the life of the surviving spouse, the actuarial equivalent of which is not less than 50 percent of the sum of the Participant's Account and any Segregated Accounts established for the Participant as of the date of the Participant's death. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

10.4 DEFINITIONS.
     -----------

     (a) Election period: The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account Balance as of the date of separation, the election period shall begin on the date of separation.

     (b) Pre-age 35 waiver: A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age
           35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under
           Section 10.5(a). Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article.

     (c) Earliest retirement age: The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

     (d) Qualified election: A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: (a) the Participant's spouse consents in writing to the election; (b) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent);
           (c) the spouse's consent acknowledges the effect of the election; and
           (d) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

           Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 10.5(a) below.

     (e) Qualified Joint and Survivor Annuity: An immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested Account Balance. The percentage of the survivor annuity shall be 50%.

     (f) Spouse (surviving spouse): The spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in (S)414(p) of the Code.

     (g) Annuity starting date: The first day of the first Plan Year for which an amount is paid as an annuity or any other form.

     (h) Vested Account Balance: The aggregate value of the Participant's vested Account Balances derived from Employer and Employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Article shall apply to a Participant who is vested in amounts attributable to Employer contributions. Employee contributions (or both) at the time of death or distribution.

10.5 NOTICE REQUIREMENTS.
     -------------------

     (a) In the case of a Qualified Joint and Survivor Annuity, the Administrator shall, no less than 30 days and no more than 90 days prior to the annuity starting date, provide each Participant a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor annuity form of benefit; (iii) the rights of a Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

     (b) In the case of a Qualified Preretirement Survivor Annuity as described in Section 10.3 of this Article, the Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of section 10.5(a) applicable to a Qualified Joint and Survivor Annuity.

           The applicable period for a Participant is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the

           Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant; and (iii) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

           For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii) and (iii) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

10.6 TRANSITIONAL RULES.
     ------------------

     (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or before January 1, 1976, and such Participant had at least 10 years of vesting service when he separated from service.

     (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his benefits paid in accordance with Section 10.6(d) of this Article.

     (c) The respective opportunities to elect (as described in Sections 10.6(a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

     (d) Any Participant who has elected pursuant to Section 10.6(b) of this Article and any Participant who does not elect under Section 10.6(a) or who meets the requirements of Section 10.6(a) except that such Participant does not have at least 10 years of vesting service when he separates from service, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

           (i) Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                  (1) begins to receive payments under the Plan on or after Normal Retirement Age; or

                  (2) dies on or after Normal Retirement Age while still working for the Employer; or

                  (3) begins to receive payments on or after the Qualified Early Retirement Age; or

                  (4) separates from service on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

                  then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

           (ii) Election of early survivor annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement age, or
                  (2) the date on which participation begins, and ends on the date the Participant terminates employment.

           (iii) For purposes of this Section 10.6, Qualified Early Retirement Age is the latest of (a) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits, (b) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or (c) the date the Participant begins participation. Qualified Joint and Survivor

                  Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the spouse as described in
                  Section 10.4(e).

10.7 DISTRIBUTIONS WITHOUT SPOUSAL CONSENT.  Only the Participant need consent
     -------------------------------------
     to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is $3500 or less; required to satisfy (S)401(a)(9); or required to satisfy
     (S)415 of the Code.

                                   ARTICLE XI

             TERMINATION OF EMPLOYMENT -- PARTICIPATION AND VESTING

11.1 NOTICE OF TERMINATION.  If the employment of any Participant terminates for
     ---------------------
     reasons other than death, retirement or disability, the Employer shall immediately give written notice to the Administrator of the date of termination of the employment of such Participant. Upon receipt of such notice, the Administrator shall determine the Participant's vested interest.

11.2 VESTING - EMPLOYEE-PROVIDED PARTICIPANT'S ACCOUNT AND SEGREGATED ACCOUNT.
     ------------------------------------------------------------------------
     The Participant's Account derived from Employee Mandatory Contributions shall be fully vested at all times. Any Segregated Account established on behalf of an Employee for nondeductible Employee Voluntary Contributions, rollover contributions or funds transferred from another qualified plan shall be fully vested at all times.

11.3 VESTING - EMPLOYER-PROVIDED PARTICIPANT'S ACCOUNT.  Upon termination of
     -------------------------------------------------
     employment for reasons other than death, retirement or disability, a Participant shall be vested in a percentage of his Participant's Account derived from Employer contributions on his behalf in accordance with the schedule designated in Section (M) of the Adoption Agreement.

11.4 VESTING - YEARS OF SERVICE, BREAK IN SERVICE.  For the purpose of
     --------------------------------------------
     determining Years of Service and Breaks in Service to compute an Employee's nonforfeitable right with respect to his Participant's Account derived from Employer contributions, the 12-month period shall be the Plan Year.

     A former Participant who had a nonforfeitable right to all or a portion of his Participant's Account derived from Employer contributions at the time of his termination shall receive credit for all Years of Service prior to his Break in Service upon completing a Year of Service after his return to the employ of the Employer.

     A former Participant who did not have a nonforfeitable right to any portion of his Participant's Account derived from Employer contributions at the time of his termination shall receive credit for all Years of Service prior to his Break in Service if (1) he completes a Year of Service after his return to the employ of the Employer, and (2) the number of consecutive one-year Breaks in Service is less than the greater of 5 or the aggregate number of Years of Service before such break.

     In the case of any Participant who has five consecutive one-year Breaks in Service, Years of Service after such Break shall not be taken into account for purposes of determining the vested interest in the Participant's Account derived from contributions made prior to the Break in Service, but both pre-break and post-break service will count for the purpose of vesting the Employer-derived account balance that accrues after such breaks. Both accounts will share in the earnings and losses of the fund. In the case of a Participant who does not have 5 consecutive 1-year Breaks in Service, both the pre-break and post-break service will count in vesting both the pre-break and post-break employer-derived account balance.

     Years of Service shall not include Years of Service excluded under Section
     (N) of the Adoption Agreement. Years of Service shall include service with a predecessor Employer who did maintain this Plan and, if elected by the Employer in Section (C)(3) of the Adoption Agreement, with a predecessor Employer who did not maintain this Plan.

11.5 BENEFITS OF AN INELIGIBLE PARTICIPANT.  If the Participant ceases to be a
     -------------------------------------
     member of an eligible class of Employees under Section (C)(2) of the Adoption Agreement but continues as an Employee, he shall become an ineligible Participant and no further Employer contributions shall be allocated on his behalf. His Participant's Account shall be distributed to him upon his retirement, disability, death or termination of employment or termination of the Plan. Contracts on his life will be placed under a reduced paid-up nonforfeiture option or surrendered and the proceeds will be placed in his Participant's Account. His Participant's Account shall continue to share in investment gains or losses until such time as the Participant's Account is distributed to him.

     For purposes of determining the vesting percentage applied to the Employer-provided Participant's Account of an ineligible Participant, Years of Service shall be credited for Years for which an Employee is not a member of an eligible class of Employees under Section (C)(2) of the Adoption Agreement.

11.6 DISTRIBUTION OF BENEFITS.  If a Participant terminates employment and the
     ------------------------
     value of the vested Participant's Account derived from Employer and Employee contributions is $3,500 or less, the Trustee shall distribute the Participant's entire vested percentage of his Participant's Account no later than 60 days after the end of the Plan Year in which a Break in Service occurs.

     If a Participant terminates employment and the value of the vested Participant's Account derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $3500, the Trustee shall distribute the Participant's entire vested percentage of his Participant's Account no later than 60 days after the Plan Year in which the Participant dies, is disabled, attains Early Retirement Age (if elected in Section (P) of the Adoption Agreement) or Normal Retirement Age.

     If elected in Section (Q) of the Adoption Agreement, a Participant who terminates employment and obtains proper spousal consent, as provided in
     Article X, may request and receive an immediate distribution in a form permitted by Section 4.1 within 60 days after the end of the Plan Year in which a Break in Service occurs. If the Participant and/or spouse does not elect to have the vested Participant's Account distributed to him, or the option is not available to the Participant, the Trustee shall continue to hold the Participant's Account in Trust until the earlier of Normal Retirement Age. Early Retirement Age (if elected in Section (P) of the Adoption Agreement), death or disability.

     When a Participant's Account is distributed the Trustee shall also distribute any vested benefits held in a Segregated Account on behalf of the Participant to him in a form permitted by Section 4.1 as determined by the Participant. Such distribution shall be subject to the Joint and Survivor Annuity rules of Article X.

11.7 NOTICE TO PARTICIPANT.  The consent of the Participant and the
     ---------------------
     Participant's spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or in any other form. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution to Normal Retirement Age (or age 62 if later). Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of (S)417(a)(3) of the Code, and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

11.8 VESTED DEFERRED BENEFITS.  A Participant who terminates employment with the
     ------------------------
     Employer shall forfeit amounts in excess of the vested portion of the Participant's Account. The forfeiture shall be applied no later than the close of the Plan Year in which the Participant has five consecutive one-year Breaks in Service. The forfeiture shall be applied pursuant to Section 11.10.

11.9 REPAYMENT/RESTORATION OF FORFEITURE.  A Participant who terminates
     -----------------------------------
     employment with the Employer and receives a distribution of the vested percentage of his Participant's Account which is less than 100 percent in accordance with Article XI shall forfeit amounts which are in excess of his vested interest as of the date of distribution. For purposes of this Section, if the value of a Participant's Account is zero, the Participant shall be deemed to have received a distribution of such vested Account.

     If a Participant terminates service, and receives the value of the Participant's vested Account, the nonvested portion will be treated as a forfeiture. If the Participant elects to have distributed less than the entire vested portion of the Account derived from Employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived Account.

      If the Participant returns to covered employment with the Employer, any amounts so forfeited shall be restored to the Participant's Account by the end of the Plan Year following the Plan Year after repayment by the Participant of the distribution.

      If an Employee is deemed to receive a distribution pursuant to this section and the Employee resumes employment covered under the Plan before the date before the Participant incurs five consecutive one year breaks in service, upon the reemployment of such Employee, the Employer derived account balance of the Employee will be restored to the amount on the date of such deemed distribution.

      Permissible sources for restoration of the Participant's Account are current forfeitures and, if necessary, an Employer contribution sufficient when added to the forfeitures to restore such amounts.

      A returning Participant may repay the full amount previously distributed. The Participant's Account once repaid and restored shall equal both the amount distributed and the amount forfeited, unadjusted for any subsequent gains and losses. However, no repayment shall be accepted after the earliest of:

      (a)   the date which is five years after resumption of employment; or

      (b) the close of the Plan Year in which the Participant has five consecutive one-year Breaks in Service.

11.10 APPLICATION OF FORFEITURES.  Forfeitures arising due to termination of
      --------------------------
      employment shall be determined solely by reference to the vesting schedules elected in Section (M) of the Adoption Agreement. The Participant shall not forfeit any Plan benefits for cause. As of each Valuation Date, the Trustee shall allocate forfeitures to the Participant's Account of each Participant whose benefit is entitled to be restored under Section 11.9 of the Plan. The then remaining forfeitures shall be used to reduce the Employer's next contribution or be allocated to the remaining Participants as elected in Adoption Agreement Section
      (H).

      If so elected, the Trustee shall allocate the remaining forfeitures to the Participant's Account of each Participant who has a Year of Participation for such Plan Year. However, if this Plan is a Non-standard Plan, a Participant whose employment is terminated before the Valuation Date, but after he has completed 1,000 Hours of Service shall share in forfeitures for the Plan Year in which his termination occurs unless otherwise elected by the Employer in Section (J) of the Adoption Agreement. The allocation for any Participant shall not be made in any Plan Year to the extent that it would be an Excess Amount under Article VIII, LIMITATIONS ON ALLOCATION. Notwithstanding the Employer's election in Section (J) to the contrary, a Participant whose employment is terminated before the Valuation Date, but after completion of more than 500 Hours of Service shall share in forfeitures to the extent necessary to satisfy minimum participation rules under (S)401(a)(26) of the Code or minimum coverage rules under (S)410(b) of the Code.

     Forfeitures resulting from contributions of an adopting Employer cannot be reallocated for the benefit of another adopting Employer.

                                  ARTICLE XII

                                 DEATH BENEFITS

12.1 DEATH PRIOR TO DISTRIBUTION OR COMMENCEMENT OF BENEFITS.  In the event of
     -------------------------------------------------------
     the death of a Participant prior to the distribution or commencement of benefits, the amount of death benefit payable shall equal the amount provided by any Contracts on his life, and the value of his Account Balance as provided in Section 2.13.

     If a Participant dies and is survived by a spouse and if no election has been made under Section 10.4, the Trustee shall purchase from the death benefit available at the Participant's death a preretirement survivor annuity for the surviving spouse as provided in Section 10.3. If the value of the death benefit is more than $3500, no distribution shall commence under such preretirement survivor annuity before the later of the time the Participant would have attained age 62 or Normal Retirement Age. Provided, however, that the Participant's surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death or to receive death benefits in a form other than a qualified preretirement survivor annuity. The remainder of the death benefit shall be paid to the Beneficiary of the Participant according to Section 12.2.

     If a Participant dies and is not survived by a spouse, or if an election has been made under Section 10.4, then the benefits payable under this Section shall be paid to the Beneficiary designated by the Participant according to Section 12.2.

12.2 BENEFICIARY DESIGNATION.  Only the Trustee shall be named as the
     -----------------------
     Beneficiary to receive the proceeds of any Contract payable by reason of the Participant's death. However, the Trustee shall be required to pay over all proceeds of the Contract(s) in accordance with the distribution provisions of this Plan. Under no circumstances shall the Trustee retain any part of the proceeds. Each Participant shall have the right, at any time, to select the Beneficiary or Beneficiaries to receive any death benefit payable under this Article. Provided, however, that such death benefits may be paid to a non-spouse Beneficiary only if the Participant has made a qualified election with spousal consent under Section 10.4, the Participant dies without a spouse surviving, or the amount of the death benefit is more than sufficient to pay the preretirement survivor annuity required by Section 10.3. If the death benefits are more than sufficient to provide a Survivor Annuity, the excess will be applied to increase the Survivor Annuity unless the Participant has otherwise elected. The Participant may change each designation, from time to time, by delivering written notice thereof to the Trustee upon such form or forms as may be provided by the Trustee.

     If there is no surviving spouse as defined in Section 10.4 and no beneficiary designated, the Trustee shall pay in equal shares the proceeds of any Contract or benefit payable by reason of the Participant's death to the then living children of the Participant; if none, to either the father or mother of such Participant, or to both equally if both are living; if neither parent is living, to the executor or administrator of the estate of the Participant.

12.3 DEATH PRIOR TO DATE CONTRACT IS IN FORCE.  Notwithstanding any other
     ----------------------------------------
     provision to the contrary, in the event that a Participant shall die prior to a Contract on his life becoming effective (to which the Participant was entitled), the death benefit in lieu of such Contract shall be the standard-rated premium which the Trustee would have paid for such Contract. Such death benefit shall be paid as provided in Section 12.1.

12.4 DEATH AFTER COMMENCEMENT OF RETIREMENT BENEFITS.  If the distribution of a
     -----------------------------------------------
     Participant's benefits has commenced under Section 4.1, any benefit will be payable in accordance with the Participant's election of benefits.

                                  ARTICLE XIII

                                   CONTRACTS

13.1 PURCHASE OF CONTRACTS.  The Trustee may, subject to the rules of the
     ---------------------
     Insurer, apply any portion of the required contributions made by or for a Participant to the purchase of one or more Contracts on the life of such Participant. In addition, if permitted by any Contract purchased, the Trustee may at the Participant's retirement, pay to the Insurer additional amounts from the Participant's Account for the purpose of converting the Contract to provide a retirement income. The Contracts shall be issued to the Trustee as owner. Such Contracts shall be dated as of the Contract Date elected in Section (B) of the Adoption Agreement.

     The Administrator may establish in a uniform and nondiscriminatory manner written eligibility requirements for the purchase of Contracts. In addition, the Trustee shall not be required to purchase a Contract if the size of the Contract requested by the Participant is less than the minimum size offered by the Insurer.

13.2 FAMILY COVERAGE.  If this Plan is a profit-sharing plan or (S)401(k)
     ---------------
     plan, the Trustees may, subject to the rules of the Insurer, apply any portion of the required contributions made by or for a Participant to the purchase of one or more Contracts on the life, or lives, of the Participant's family members. Any such purchase, when combined with the purchase of life insurance for a Participant, shall be subject to the incidental limits set forth in Section 13.4. Any proceeds from policies providing life insurance for family members shall be credited to the Participant's Account and shall be distributable in accordance with the terms of this Plan.

13.3 TRANSFER OF CONTRACTS INTO PLAN.  The sale of an existing insurance
     -------------------------------
     contract or annuity contract by a Participant or the Employer to this Plan is permitted if the following conditions are met:

     (a) The Plan must pay no more than the lesser of the cash surrender value of the contract or the value of the Participant's Account Balance;

     (b) The sale must not involve a contract subject to a mortgage or similar lien which the Plan assumes;

     (c)   The sale must not otherwise contravene any provisions of this Plan;
           and

     (d) The sale must not discriminate in favor of a prohibited group of Employees.

     Notwithstanding the above, the sale by a Participant who is an owner-employee as defined in Section 1.13 or a shareholder-employee of an S-Corporation shall be permitted only to the extent permitted by law.

13.4 FORMS OF CONTRACTS.  The forms of Contracts available are:
     ------------------

     (a) An ordinary life insurance Contract; provided that at all times the contribution applied to the premium of such Contracts shall always be less than 50% of the total of all Plan contributions for each Participant.

     (b) An annuity Contract with benefits payable in a fixed or variable dollar amount.

     (c) A term, universal life or variable life insurance Contract provided that at all times the contribution applied to the premium of such Contracts shall never be more than 25% of the total of all Plan contributions for each Participant.

           In the event that both ordinary and term Contracts are purchased on the life of the same Participant, the sum of 50% of the premiums paid for ordinary Contracts and 100% of the premiums paid for all other life insurance Contracts shall not exceed 25% of the total of all Plan contributions for each Participant.

     (d) Any other form of life insurance contract or annuity contract which the Insurer may now or hereafter offer, provided however that such contracts may provide for no more than incidental death benefits.

           Subject to the Joint and Survivor Annuity Requirements of Article X, any contract or contracts on a Participant's life will be converted to cash, or an annuity, or distributed to the Participant upon commencement of benefits.

13.5 TRUSTEE AS OWNER.  Each Contract shall designate the Trustee as sole owner,
     ----------------
     with the right reserved to said Trustee to exercise any right or option contained therein. All such Contracts shall be held by the Trustee. The Trustee shall have the power and right to take such actions with respect to such Contracts as shall be in accordance with this Plan for the purpose of providing benefits to Participants.

13.6 VOTING RIGHTS OF VARIABLE CONTRACTS.  The Trustee shall solicit and act in
     -----------------------------------
     accordance with the instructions of the Participant with regard to any voting rights which pertain to a Contract for variable accumulation of benefits. During the accumulation period, each Participant will have the right to instruct the Trustee with respect to the votes attributable to any vested interest he has in the Contract. All other votes entitled to be cast during the accumulation period may be cast by the Trustee in his sole discretion.

     During the payment period, every Participant will have the right to instruct the Trustee with respect to all votes attributable to the amount of assets established in the appropriate Separate Account to meet obligations related to such Participant. The Insurer will provide all notices and proxy materials to the Trustee for distribution to the Participants. The Trustee may cast all votes for which instructions were not received in accordance with the Trustee's sole discretion.

13.7 DIVIDENDS.  Dividends may be applied in any manner permitted by a
     ---------
     Contract; provided, however, that any dividends or credits will be allocated to the Participant's Account derived from Employer contributions for whose benefit the contract is held. If at any time the Trustee shall decide that the premium on a Contract is not to be paid in cash from the Participant's Account, the Trustee, in his sole discretion, shall decide whether the premium is to be paid by automatic policy loan (if the Contract contains such a provision) or a policy loan or by the use of dividend or dividend accumulations, if any; whether the Contract is to be continued as a paid-up policy; or whether some other action is to be taken under the Contract.

13.8 POLICY LOANS.  No policy loans shall be permitted except to pay premiums
     ------------
     on life insurance policies in the event the Employer fails to make a contribution in time to pay a premium due on any Contract, unless the Trustee has applied for and received a Prohibited Transaction Exemption from the Department of Labor and forwarded a copy of such to the Insurer.

13.9  CONTRACT RIDERS.  A Participant may request the Trustee to apply for the
      ---------------
      attachment of such agreements to his Contract as may be available under the rules of the Insurer. The Participant shall pay the entire cost of such agreements, and any benefits resulting therefrom shall inure solely to the Participant or his Beneficiary.

13.10 WAIVER OF PREMIUM AND ACCIDENTAL DEATH BENEFIT RIDERS.  At the direction
      -----------------------------------------------------
      of the Employer, the Trustee may apply for either a Waiver of Premium Rider or an Accidental Death Benefit Rider, or both, for all Participants who qualify under the Insurer's rules. The cost of such Agreement shall be paid from the appropriate Participants' Accounts.

13.11 ANNUITY CONTRACTS NONTRANSFERABLE.  Any annuity Contract transferred or
      ---------------------------------
      purchased under Article XI and distributed to a Participant shall be endorsed "non-transferable" so that the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purposes to any other person except the Insurer or as provided in Section 17.2. The terms of any annuity Contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

13.12 DISPOSITION OF CONTRACT.  In the event a terminated Participant is
      -----------------------
      entitled to the full value of Contracts on his (or a family member's) life, the Participant may request the Administrator to have the Trustee transfer and distribute the Contract to him. The Contracts may be distributed in any form permitted by Section 4.1. In the event a terminating Participant is not entitled to the full value of the Contract, the Administrator at the direction of the Participant may have the
      Trustees:

      (a)   Surrender the Contract and pay the Participant's portion to him;

      (b) Obtain a policy loan equal to the nonvested portion of its value and distribute the Contract to him; or

      (c) To the extent permitted by a Prohibited Transaction Exemption, sell the Contract to the Participant for an amount equal to its cash surrender value. If the Participant declines to purchase the Contract, the Contract may also be sold to:

            (1)  a relative of the Participant,

            (2)  his Employer, or

            (3)  another employee benefit plan in which he is a Participant.

13.13 PLAN CONTROLS.  In the event of any conflict between the provisions of
      -------------
      this Plan and the terms of any policy or Contract issued thereunder, the provisions of the Plan shall control.

13.14  CHANGE IN AMOUNT OF INSURANCE. When an increase or decrease in the amount
       -----------------------------
       of insurance is required because of a change in the amount of contributions allocated to the Participant or because the aggregate life insurance premiums would exceed the limits in Section 13.4, the Trustee shall advise the Insurer to adjust the amount of the Participant's Contracts.

                                  ARTICLE XIV

                              INSURANCE COMPANIES

14.1  INSURER NOT A PARTY TO THIS AGREEMENT.  The Insurer issuing Contracts upon
      -------------------------------------
      the application of the Trustees shall neither be deemed to be a party to this Agreement nor be responsible for its validity.

14.2  RELIANCE ON ACTION OF TRUSTEES.  The Insurer shall not be required to look
      ------------------------------
      into the terms of this Agreement and shall not be responsible to see that any action of the Trustees or the Plan Administrator has been performed or is authorized by its terms.

14.3  TRUSTEE'S SIGNATURE.  For the purpose of making application to the Insurer
      -------------------
      and in the exercise of any right or option contained in any Contract, the Insurer may rely upon the signature of any Trustee and shall be held harmless and completely discharged in acting at the direction and authorization of such individual.

14.4  PAYMENT TO TRUSTEES OR BENEFICIARIES.  The Insurer shall be discharged
      ------------------------------------
      from all liability for any amount paid to the Trustees or to a Beneficiary in accordance with the terms of its Contracts or paid in accordance with the direction of the Trustees and the Insurer shall not be obliged to see to the distribution or funkier application of any monies so paid by it.

                                   ARTICLE XV

                                 RIGHT TO AMEND

15.1  AMENDMENT BY MASSACHUSETTS MUTUAL.  The Employer hereby delegates to
      ---------------------------------
      Massachusetts Mutual Life Insurance Company the right to amend this Plan and its Adoption Agreement, and the Employer, Trustee and Administrator shall be deemed to have consented to such amendment. Such delegation shall be limited to the right to amend and shall not be construed to make Massachusetts Mutual a party to this Plan or the Adoption Agreement. The delegation shall be subject to the provisions of Article XIV. Massachusetts Mutual Life Insurance Company shall, after amendment, contact each Employer of record who has previously adopted this Prototype Plan and give such Employer the opportunity to continue under the amended Prototype Plan.

      Massachusetts Mutual Life Insurance Company, as a Mass Submitter, shall be recognized as the agent of any sponsoring organization in seeking an Opinion Letter for this Plan from the Internal Revenue Service. If the sponsoring organization does not adopt the amendments made by the Massachusetts Mutual Life Insurance Company as a Mass Submitter, it will no longer be identical to or a minor modifier of the Mass Submitter Plan.

15.2  AMENDMENT OF ELECTIONS BY EMPLOYER.  Subject to Section 15.4, the Employer
      ----------------------------------
      may: (1) change the choice of options in the Adoption Agreement, (2) add overriding language in the Adoption Agreement when such language is necessary to satisfy (S)415 or (S)416 of the Code because of the required aggregation of multiple plans, and (3) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the plan to be treated as individually designed. An Employer that amends the plan for any other reason including a waiver of the minimum funding requirement under (S)412(d) of the Code, will no longer participate in this Prototype Plan and will be considered to have an individually designed plan.

15.3  OTHER AMENDMENTS BY EMPLOYER.  Subject to Section 15.4. the Employer shall
      ----------------------------
      have the right to amend any nonelective provision of this Plan without the consent of any party. Any such amendment shall only apply to the Employer and its Employees and shall not apply to the Massachusetts Mutual Life Insurance Company Prototype Plan as it applies to other adopting Employers. If the Employer amends this Plan other than as provided in
      Section 15.2, or except to the extent necessary to satisfy (S)415 or
      (S)416 of the Code because of required aggregation of multiple plans the amended Plan shall cease to be a Prototype Plan and instead shall be deemed an individually designed Plan not covered by Internal Revenue Service Opinion Letters or rulings issued to Massachusetts Mutual Life Insurance Company. The Employer shall notify Massachusetts Mutual Life Insurance Company of any such amendment.

15.4  RESTRICTION ON AMENDMENT.  No amendment:
      ------------------------

      (a) shall increase the duties of the Administrator or Trustee without their written consent;

      (b) to the vesting schedules under Section (M) of the Adoption Agreement shall deprive a Participant of his nonforfeitable rights to benefits accrued to the date of the amendment. Further, if the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least 3 Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have his nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least 1 hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 Years of Service" for "3 Years of Service" where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

          (1) 60 days after the amendment is adopted;

          (2) 60 days after the amendment becomes effective; or

          (3) 60 days after the Participant is issued written notice of the amendment by the Employer or Administrator;

      (c) shall decrease the Participant's Account of any Participant other than an amendment described in (S)412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant's Account Balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his employer-derived Account Balance will not be less than his percentage computed under the Plan without regard to such amendment;

      (d) shall change the funding method unless the new funding method has been approved by the Internal Revenue Service;

      (e) shall change the Plan Year unless the new Plan Year has been approved by the Internal Revenue Service or is permitted by IRS Revenue Procedure 87-27;

      (f) shall eliminate or reduce an early retirement benefit or subsidy that continues after retirement;

      (g) shall eliminate an optional form of benefit.

                                  ARTICLE XVI

             TERMINATION, MERGER, CONSOLIDATION, AND ASSET TRANSFER

16.1  TERMINATION OF PLAN.  The Employer expressly reserves the right to
      -------------------
      terminate this Plan and Trust Agreement in whole or in part at any time. The Plan shall terminate upon the first of the following events:

      (i) the Employer terminates the Plan;

      (ii)  the Employer is judicially determined bankrupt or insolvent; or

      (iii) the Employer ceases to exist by merger, liquidation, or otherwise, or in the event of a sale by the Employer of all or substantially all of its assets, unless the Employer's liability under the Plan shall be assumed by any successor to the business of the Employer, in which event the successor shall substitute itself for the Employer by amendment of the Adoption Agreement.

      The Employer shall give notice of termination of this Plan to the Administrator, Trustee and Insurer.

16.2  FULL VESTING UPON TERMINATION.  If this Plan is terminated, or partially
      -----------------------------
      terminated, or upon a complete discontinuance of contributions, the account balance of each affected Participant shall be fully nonforfeitable and the assets of the Plan shall be distributed to Participants, subject to the Joint and Survivor Annuity requirements of Article X. The form of the distribution shall be determined by the Participant and may be by means of any one or more of the forms provided in Section 4.1 subject to the Joint and Survivor Annuity requirements of Article X.

16.3  MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS.  No merger or
      -------------------------------------------------
      consolidation of this Plan with any other Plan or transfer of assets or liabilities to any other plan shall become effective until at least 30 days after the Employer or Administrator has filed with the Secretary of the Treasury such statement as shall be required by law.



      In the case of any such merger, consolidation or transfer, each Participant in this Plan would (if such other Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated).

                                  ARTICLE XVII

                                 MISCELLANEOUS

17.1  IF PLAN BENEFITS OWNER-EMPLOYEE.  If this Plan provides contributions or
      -------------------------------
      benefits for one or more Owner-Employees who control both the business with respect to which this Plan is established, and one or more other trades or businesses, the Plan and the plan established with respect to such other trades or businesses must, when looked at as a single plan, satisfy (S)401(a) and (d) of the Code with respect to the Employees of this and all other trades or businesses.

      If this Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the Employees of each such other trade or business must be included in a plan which satisfies (S)401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for such owner-employees under this Plan.

      If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which he does not control, and such individual controls a trade or business, then the contributions or benefits of the Employees under the plan of the trade or business which he does control must be as favorable as those provided for him under the most favorable plan of the trade or business which he does not control.

      For purposes of the preceding paragraphs, an Owner-Employee or two or more Owner-Employees, shall be considered to control a trade or business if such Owner-Employee, or such two or more Owner-Employees together:

      (1) own the entire interest in an unincorporated trade or business, or

      (2) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in such partnership.

      For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

17.2  INALIENABILITY OF BENEFITS.  No benefit or interest available hereunder
      --------------------------
      will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in
      (S)414(p) of the Code.

      A domestic relations order entered before January 1, 1985, will be treated as a qualified domestic relations order if payment of benefits pursuant to the order has commenced as of such date, and may be treated as a qualified domestic relations order if payment of benefits has not commenced as of such date, even though the order does not satisfy the requirements of
      (S)414(p) of the Code.

17.3  PERMANENCY OF PLAN AND TRUST.  Subject to an earlier termination under
      ----------------------------
      Article XVI, the Plan and Trust Agreement created hereby shall be for an indefinite term, but the term shall be the maximum period permitted by law in the event that the law requires a limitation for the period of existence.

17.4  COUNTERPARTS.  This Plan and Trust Agreement may be executed in any number
      ------------
      of counterparts, each of which shall be deemed an original without reference to the others.

17.5  NOT AN EMPLOYMENT CONTRACT.  No Employee of the Employer nor anyone else
      --------------------------
      shall have any rights against the Employer or Trustee as a result of this Plan and Trust Agreement, except those expressly granted hereunder. Nothing herein shall be construed to give any Participant the right to remain in the employ of the Employer.

17.6  STATE LAW.  This Plan and Trust Agreement are to be regulated and
      ---------
      construed in accordance with the laws of the State in which the Employer maintains its principal office, except to the extent such laws are preempted by Federal law.

17.7  WORD USAGE.  Words herein are used irrespective of number or gender unless
      ----------
      the context clearly requires otherwise.

17.8  INTERPRETATION OF PLAN AND TRUST.  The intention of the Employer is that
      --------------------------------
      the Plan and Trust shall comply with the provisions of (S)401 and (S)501 of the Code and the requirements of the Employee Retirement Income Security Act, and the corresponding provisions of any subsequent laws. The provisions of the Plan and Trust Agreement shall be construed to effectuate such intention.

      In the event any provision or provisions shall be determined to be illegal or invalid for any reason, the illegal or invalid provision shall not affect the remaining parts of the Plan and Trust Agreement, and the Employer, Trustee or Administrator may perform such alternative acts which most clearly carry out the intent and purpose of this Plan.

17.9  MISSING BENEFICIARIES.  In the event a person entitled to a benefit is
      ---------------------
      unable to be found after a diligent one-year search by the Administrator, the benefit payable to that person shall be forfeited and applied to reduce the Employer's contributions under the Plan provided, however, that the Administrator shall reinstate the benefit in the event the person entitled thereto is found or makes a claim.

17.10 RETURN OF EMPLOYER CONTRIBUTION.  Prior to the satisfaction of all Plan
      -------------------------------
      liabilities, all Employer contributions shall be irrevocable. However, all contributions made by the Employer because of a mistake of fact shall be returned to such Employer within one year of such contribution.

      In the event the deduction of a contribution made by the Employer is disallowed under (S)404 of the Code, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

      In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

17.11 EMPLOYER CONTRIBUTIONS CONDITIONAL UPON QUALIFICATION.  The adoption of
      -----------------------------------------------------
      the Plan and contributions thereto are subject to the condition that the Internal Revenue Service shall determine that initially the Plan, as it relates to the undersigned Employer, meets the requirements of the Federal Internal Revenue Code and Regulations issued thereunder. Until the Employer has received a favorable determination letter from the Internal Revenue Service, no Participant shall have any vested interest in any equity created by contributions made by the Employer, except that in the event of the death of a Participant the death proceeds under any Contract issued on his life shall be payable forthwith.

      As soon as reasonably possible after the execution of this Adoption Agreement, the Employer shall submit to the Internal Revenue Service the documents required to obtain a determination as to the qualified status of this Plan, as it relates to the Employer. Upon request, the Employer shall submit evidence thereof to the Insurer.

      If it is determined that the Plan is not so qualified or if the Plan fails to retain qualified status, the Employer shall furnish the Trustee and the Insurer with evidence of such determination. The Employer may no longer participate under this Prototype Plan and the Plan will be considered an individually designed plan. Thereupon the Plan shall terminate.

17.12 HEADINGS.  The headings of the Articles and Sections of this Plan and
      --------
      Trust Agreement are for convenience or reference only and shall have no substantive effect on the provisions of this Plan and Trust Agreement.

                                 ARTICLE XVIII

                                PLAN AMENDMENT I
                                      FOR
                           DEFINED CONTRIBUTION PLANS

18.1  PURPOSE.  The purpose of this amendment is to add provisions contained in
      -------
      Revenue Procedure 92-41 which liberalize rules provided in the final regulations package under sections 401(k) and (m) of the Code and add a new definition of compensation under section 414(s) of the Code.

18.2  COMPENSATION (W-2).  Section 1.7(1) of the Plan shall be deleted. Section
      ------------------
      1.7(2) of the Plan shall be renumbered as 1.7(1). New paragraph 1.7(2) shall read as follows:

         Compensation is defined as wages within the meaning of section 3401(a) of the Code and all other payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under sections 6041(d), 6051(a)(3) and 6052 of the Code, determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

18.3  ELECTIVE DEFERRALS.  Add the following sentence after the second paragraph
      ------------------
      of section 7.1:

         Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.

18.4  HARDSHIP. Section 7.13(a) shall be replaced by the following:
      --------

         The following are the only financial needs considered immediate and heavy: expenses incurred or necessary for medical care, described in section 213(d) of the Code, of the Employee, the Employee's spouse or dependents; the purchase (excluding mortgage payments) of a principal residence for the Employee; payment of tuition and related educational fees for the next twelve months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

      Section 7.13(b)(3) shall be replaced by the following:

         The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

18.5  ELECTIVE DEFERRALS-DISTRIBUTION OF EXCESS.  Add the following sentence to
      -----------------------------------------
      the first paragraph of section 7.3 after the first sentence:

         A Participant is deemed to notify the plan administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this plan and any other plans of this Employer.

      Replace the last sentence of section 7.3b to read:

         Excess Elective Deferrals shall be treated as annual additions under the plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

18.6  ELECTIVE DEFERRALS-ACTUAL DEFERRAL PERCENTAGE TEST.  Add the following
      --------------------------------------------------
      sentence to the first paragraph after section 7.4(b):

         Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(k) of the Code.

Replace the last paragraph of section 7.4 (definition of Actual Deferral Percentage) with the following:

         Employer contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (a) Excess Elective Deferrals of Non-highly Compensated Employees that arise solely from Elective Deferrals made under the plan or plans of this Employer and (b) Elective Deferrals that are taken into account in the Contribution Percentage Test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

18.7  DISTRIBUTION OF EXCESS CONTRIBUTIONS.  Replace the last sentence of the
      ------------------------------------
      first paragraph of section 7.5 with the following:

         Excess Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each family member that is combined to determine the combined ADP.

      Modify the third paragraph as follows:

         In line three, delete "sum of: (1)".

         In line ten, delete the remainder of such paragraph that follows "such Plan Year". Place a period after "such Plan Year".

18.8  LIMITATIONS ON EMPLOYEE CONTRIBUTIONS AND MATCHING CONTRIBUTIONS.  Add the
      ----------------------------------------------------------------
      following sentence to the end of the second paragraph after section
      7.8(b):

         Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(m) of the Code.

      Replace the first paragraph of section 7.8 d. (definition of Contribution Percentage Amounts) with the following:

         "Contribution Percentage Amounts" shall mean the sum of the Employee Contributions, Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. If so elected in the Adoption Agreement the Employer may include Qualified Non-elective Contributions in the Contribution Percentage Amounts.

         The Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

18.9  DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.  Replace the first
      ----------------------------------------------
      paragraph of section 7.9 with the following:

         Notwithstanding any other provision of this plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the combined ACP. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as annual additions under the Plan.

Modify the second paragraph as follows:

         In line three, delete "sum of: (1)"

         In line eleven, delete the remainder of such paragraph that follows "such Plan Year". Place a period after "such Plan Year".

18.10  SECTION (D)(l) OF ADOPTION AGREEMENTS.  Replace section (D)(l)(b)
       -------------------------------------
       (Compensation election) of the Adoption Agreements to the following:

          W-2 withholding wages (Box 10)

                                  ARTICLE XIX

                               PLAN AMENDMENT II
                                      FOR
                           DEFINED CONTRIBUTION PLANS

19.1  PURPOSE.  The purpose of this amendment is to add provisions contained in
      -------
      Revenue Procedure 93-12 which require that a Distributee has the right to a Direct Rollover of an Eligible Rollover Distribution.

      This Article shall apply to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

19.2  DIRECT ROLLOVER.  A Direct Rollover is a payment by the Plan to the
      ---------------
      Eligible Retirement Plan specified by the Distributee.

19.3  DISTRIBUTEE.  A Distributee includes an Employee or former Employee.  In
      -----------
      addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

19.4  ELIGIBLE RETIREMENT PLAN.  An Eligible Retirement Plan is an individual
      ------------------------
      retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

19.5  ELIGIBLE ROLLOVER DISTRIBUTION.  An Eligible Rollover Distribution is any
      ------------------------------
      distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the

      Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                   ARTICLE XX
                               PLAN AMENDMENT III
                                      FOR
                           DEFINED CONTRIBUTION PLANS

20.1  PURPOSE. The purpose of this amendment is to add language provided in IRS
      -------
      Revenue Procedure 94-13 reducing the qualified plan compensation limit for each Employee to $150,000 (as indexed for cost of living adjustments). This amendment is effective for Plan Years beginning on or after January 1, 1994.

20.2  $150,000 COMPENSATION LIMIT.  The following paragraphs shall be added to
      ---------------------------
      section 1.7:

      In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)-(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

      For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

      If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                                  ARTICLE XXI
                               PLAN AMENDMENT IV
                                      FOR
                           DEFINED CONTRIBUTION PLANS

21.1  PURPOSE.  The purpose of this amendment is to add language provided in
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      Revenue Procedure 93-47 to permit a Participant to waive the 30 day period with respect to a distribution from a profit sharing plan. This amendment is effective on January 1, 1994.

21.2  WAIVER OF 30 DAY NOTICE.  The following wording is added to Section (a) of
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      Article 10.5:

      If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

      (1) the plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

      (2) the Participant, after receiving the notice, affirmatively elects a distribution.

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